                                                      Registration Nos. 2-80751
                                                                       811-3618

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   Form N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [_]
       Post-Effective Amendment No. 32
                                                                            [X]
                                    and/or
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                            [_]
       Amendment No. 34
                                                                            [X]
                       (Check appropriate box or boxes)

                               -----------------

                        Metropolitan Series Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                         501 Boylston Street             02116
                        Boston, Massachusetts          (Zip Code)
               (Address of Principal Executive Office)

      Registrant's Telephone Number, Including Area Code: 617-578-3104

                               -----------------

                             GARY A. BELLER, ESQ.
                              One Madison Avenue
                           New York, New York 10010
                    (Name and Address of Agent for Service)

                                   Copy to:
                             THOMAS M. LENZ, ESQ.
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116

It is proposed that the filing will become effective (check appropriate box)
      [_] immediately upon filing pursuant to paragraph (b) of Rule 485.
      [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485.*
      [_] 80 days after filing pursuant to paragraph (a)(1) of Rule 485.
      [_] on (date) pursuant to paragraph (a)(1) of Rule 485.
      [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

* Pursuant to Rule 485(b)(1)(iii) the effective date of Post-Effective Amendment No. 31 to this registration statement is also hereby redesignated as May 1, 2002.

================================================================================

                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                                Class A Shares
                                Class B Shares
                                Class E Shares

                                  May 1, 2002

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:


           State Street Research            Neuberger Berman
           Aggressive Growth                Partners Mid Cap Value
           Portfolio                        Portfolio
           State Street Research            Scudder Global Equity
           Diversified Portfolio            Portfolio
           State Street Research Investment
           Trust Portfolio                  T. Rowe Price Large Cap
                                            Growth Portfolio
           State Street Research            T. Rowe Price Small Cap
           Aurora Portfolio                 Growth Portfolio
           State Street Research            Lehman Brothers(R)
           Large Cap Value                  Aggregate Bond Index
           Portfolio                        Portfolio
           Putnam International             MetLife Stock Index
           Stock Portfolio                  Portfolio
           Putnam Large Cap                 MetLife Mid Cap Stock
           Growth Portfolio                 Index Portfolio
           Harris Oakmark                   Morgan Stanley EAFE(R)
           Large Cap Value Portfolio        Index Portfolio
           Janus Mid Cap                    Russell 2000(R) Index
           Portfolio                        Portfolio
           Janus Growth                     Franklin Templeton Small
           Portfolio                        Cap
                                            Growth Portfolio


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS


                                                               Page
                                                             in this
         Subject                                            Prospectus
         -------                                            ----------

         Risk/Return Summary...............................      2

         Performance and Volatility........................     14

         About the Investment Managers.....................     24

         Portfolio Turnover Rates..........................     32

         Dividends, Distributions and Taxes................     32

         General Information About the Fund and its Purpose     32

         Sale and Redemption of Shares.....................     33

         Financial Highlights..............................     34

         Appendix A--Portfolio Manager Prior Performance...     53

         Appendix B--Certain Investment Practices..........     55
         Appendix C--Description of Some Investments,
           Techniques, and Risks...........................     59


Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]
About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, there is no assurance that a Portfolio will achieve its investment objective. You should carefully review the investment objectives and practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. You may lose money by investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's market capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aggressive Growth Portfolio]
                               (less than)/TC
About the State Street Research Aggressive Growth Portfolio:

Investment objective:  maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company. The Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand. The Portfolio reserves the flexibility to also invest in other securities across the full spectrum from small to large capitalization issuers. In addition, the Portfolio may invest in other securities convertible into or carrying the right to acquire common stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

          [SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:

Investment objective:  long-term growth of capital and income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies that have long-term growth potential. In selecting stocks, the Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what the portfolio manager believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with 'special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."




              [SIDE BAR: State Street Research Aurora Portfolio]

About the State Street Research Aurora Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.


Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company stocks which in the opinion of State Street Research & Management Company ("State Street Research") are value stocks. "Small Company Stocks" mean stocks issued by companies that, at the time the Portfolio purchases the security, do not have a market capitalization larger than the market capitalization of the largest company in the Russell 2000 Index. As of June 30, 2001, the largest capitalization in this index was $1.4 billion. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" and "Value investing." Volatility may be indicative of risk.


            [SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests in equity securities, debt securities and short-term money market instruments. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant consideration, including the risks of each type of security.

The Portfolio's equity investments will be in securities of larger, established companies that have long-term growth potential. In selecting stocks, the Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what the portfolio manager believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

The Portfolio's fixed-income investments will be in investment grade securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may also invest up to 30% of the fixed-income portion of its assets in a combination of (i) non-U.S. dollar-denominated securities (not exceeding 20% of this portion of the Portfolio's assets; (ii) lower quality, high yield securities (not exceeding 20% of this portion of the Portfolio's assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of this portion of the Portfolio's assets). (Securities purchased within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the preceding 30% limit.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to bonds or other fixed income securities.

The assets the Portfolio invests in short-term money market instruments will be invested in instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The Portfolio invests only in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of the Portfolio's securities will not be more than 90 days.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the risks described after the following captions under "Principal Risks of Investing in the Fund:'' "Investing in fixed income securities;'' "Prepayment risk;'' "Zero coupon risks;'' "Equity investing;'' "Investing in larger companies;'' "Investing in less mature companies, smaller companies and companies with 'special situations';'' "Growth investing;'' and "Value investing.'' These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


           [SIDEBAR: State Street Research Large Cap Value Portfolio]

About the State Street Research Large Cap Value Portfolio:

Investment Objective:  long-term growth of capital.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 80% of its assets in a portfolio of large capitalization stocks. You will receive 60 days prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. The Russell 1000 Index is an index of the 1,000 largest publicly traded U.S. companies. In the future, the portfolio managers may define large capitalization companies using a different index or classification system.

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services. The Portfolio will invest primarily in common stocks, but may also invest in preferred stocks and in securities convertible into stock, such as warrants. The Portfolio may also invest up to 20% of its assets in stocks of companies which are not large capitalization companies. The Portfolio may also invest in other securities, such as bonds and growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Value investing;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

              [SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. Putnam Investment Management, LLC ("Putnam") selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


                 [SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective:  capital appreciation.

Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in the common stocks of U.S. companies with market capitalizations at the time of investment of $5 billion or greater, with a focus on growth stocks. You will receive 60 days prior notice if this 80% minimum is going to change. Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.


              [SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective:  long-term capital appreciation.


Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in equity securities of large capitalization U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. Harris Associates L.P. ("Harris") defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2001, this included companies with capitalizations of approximately $1.4 billion and above. Harris' chief consideration in selecting equity securities for the Portfolio is its judgment as to the size of the discount at which the security trades, relative to Harris' view of the security's economic value.

Harris' investment philosophy is predicated on the belief that, over time, market price and value converge and that investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. Harris uses several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. Harris also believes the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with 'special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


                      [SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective:  long-term growth of capital.


Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in common stocks of medium capitalization companies selected for their growth potential. You will receive 60 days prior notice if this 80% minimum is going to change. The portfolio manager defines medium capitalization companies as those whose market capitalization, at the time of purchase, within the range of the market capitalization of companies included in the S&P MidCap 400 Index. As of December 31, 2001, this included companies with capitalizations between approximately $225 million and $10.51 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. Janus Capital Management, LLC ("Janus") generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.


Principal risks: The Portfolio is non-diversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


                      [SIDEBAR: Janus Growth Portfolio:]




About the Janus Growth Portfolio:

Investment objectives:  long-term growth of capital.

Principal investment strategies: The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Portfolio may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high risk bonds.

Janus applies a "bottom up" approach in choosing investments. In other words, Janus looks for companies with earnings growth potential one at a time. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" "Prepayment Risk;" "Investing in larger companies;" "Growth Investing;" "Investing in securities of foreign issuers;" "Investing in medium size companies;" and "Investing in fixed income securities." Also, the Portfolio may have higher risk because it may invest in lower rated bonds (commonly known as "junk bonds") which have higher default rates than do high quality bonds. Volatility may be indicative of risk.

     [SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective:  capital growth.


Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in common stocks of mid capitalization companies. You will receive 60 days prior notice if this 80% minimum is going to change. Neuberger Berman Management Inc. ("Neuberger Berman") defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2001, this included companies with market capitalizations between approximately $1.4 billion and $12 billion. Neuberger Berman uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed by Neuberger Berman to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.


Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


                   [SIDEBAR: Scudder Global Equity Portfolio]

About the Scudder Global Equity Portfolio:

Investment objective:  long-term growth of capital.


Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally, investments will be spread broadly around the world and will include companies of varying sizes. Deutsche Investment Management Americas Inc. ("Deutsche Investment Management") invests in companies that it expects to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Value investing;" "Growth investing;" "Investing in larger companies;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


              [SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.


Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in a diversified group of large capitalization growth companies. You will receive 60 days prior notice if this 80% minimum is going to change. The portfolio managers define large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2001, this included companies with capitalizations of approximately $1.4 billion and above. T. Rowe Price Associates Inc. ("T. Rowe Price") mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."



              [SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective:  long-term capital growth.


Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in a diversified group of small capitalization companies. You will receive 60 days prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2001, this included companies with market capitalizations of approximately $3.6 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. T. Rowe Price expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations' ;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


           [SIDEBAR: Franklin Templeton Small Cap Growth Portfolio]

About the Franklin Templeton Small Cap Growth Portfolio:

Investment objective:  long-term capital growth.

Principal Investment Strategies: The Portfolio invests, under normal market conditions, at least 80% of its assets in the equity securities of U.S. small capitalization companies. You will receive 60 days prior notice if this 80% minimum is going to change. For this Portfolio, small cap companies are those companies with market capitalizations, at the time of purchase by the Portfolio not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2500 Growth Index, whichever is greater. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies and foreign securities. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings. No more than 15% of the Portfolio's net assets may be invested in illiquid securities.

Franklin Advisers, Inc. ("Franklin Templeton") is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" "Growth investing;" "Sector investing;'' and "Investing in securities of foreign issuers." Volatility may be indicative of risk.


                        [SIDEBAR: The Index Portfolios]

About all the Index Portfolios

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the investment objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percentage, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. MetLife will attempt to maintain a target correlation coefficient of at least .95 for each Portfolio.


           [SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Lehman Brothers Aggregate Bond Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen by MetLife to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


                   [SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").


Principal investment strategies:   The S&P 500 Index consists of 500 common
stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.


Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

               [SIDEBAR: (MORGAN STANLEY EAFE INDEX PORTFOLIO:)]
Morgan Stanley EAFE Index Portfolio:

Investment objective:  to equal the performance of the MSCI EAFE Index.

Principal investment strategies:   The MSCI EAFE Index (also known as the
Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2001, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MetLife to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."
                    (SIDEBAR: RUSSELL 2000 INDEX PORTFOLIO)

Russell 2000 Index Portfolio:

Investment objective:  to equal the return of the Russell 2000 Index.


Principal investment strategies:   The Russell 2000 Index is composed of
approximately 2,000 small capitalization companies. As of June 30, 2001, the average stock market capitalization of companies in the Russell 2000 Index was approximately $530 million. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.


Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

               [SIDEBAR: MetLife Mid Cap Stock Index Portfolio]
About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").


Principal investment strategies:   The S&P MidCap 400 Index consists of the
common stock of approximately 400 mid capitalization companies. As of December 31, 2001, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2.1 billion, and the weighted average stock market capitalization was $3.0 billion. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.


Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with 'special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past. .. Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
.. The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
.. In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
.. Return calculations do not reflect insurance product or tax-exempt qualified plan fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                                   [CHART]

                    State Street Research Aggressive Growth

 1992    1993    1994     1995   1996   1997    1998    1999    2000      2001
------  ------  -------  ------  -----  -----  ------  ------  -------  --------
10.39%  22.63%  (1.88)%  29.50%  7.72%  6.67%  13.69%  33.24%  (7.63)%  (23.76)%


                  Investment Results
             Average Annual Total Returns

                          As of December 31, 2001
                        -----------------------------
                         1 Year    5 Years   10 Years
                        --------   -------   --------
State Street Research
Aggressive Growth
Class A                 (23.76)%     2.62%     7.75%
Class E*                (23.91)%     2.47%     7.59%
Class B**                 N/A         N/A       N/A
-----------------------------------------------------
Russell MidCap
Growth Index            (20.15)%     9.02%    11.10%

 *Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the 10-year period shown in the bar chart, the highest return for a quarter was 33.8% (quarter ended December 31, 1999) and the lowest return for a quarter was (25.4)% (quarter ended September 30, 2001).

                                    [CHART]

                     State Street Research Diversified

1992    1993    1994     1995    1996    1997    1998   1999   2000    2001
-----  ------  -------  ------  ------  ------  ------  -----  -----  -------
9.48%  12.75%  (3.06)%  27.03%  14.52%  20.58%  19.64%  8.71%  1.04%  (6.32)%


                            Investment Results
                        Average Annual Total Returns

                          As of December 31, 2001
                        -----------------------------
                         1 Year    5 Years   10 Years
                        --------   -------   --------
State Street Research
Diversified
Class A                 (6.32)%      8.22%     9.96%
Class E*                (6.48)%      8.07%     9.81%
Class B**                 N/A         N/A      N/A
-----------------------------------------------------
S&P 500 Index           (11.88)%    10.70%    12.93%
Lehman Brother
Aggregate Bond Index     8.44%       7.43%     7.23%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was (8.7)% (quarter ended September 30, 2001).





                                    [CHART]

             State Street Research Investment Trust

 1992    1993    1994     1995    1996    1997    1998    1999    2000      2001
------  ------  -------  ------  ------  ------  ------  ------  -------  --------
11.56%  14.40%  (3.25)%  33.14%  22.18%  28.36%  28.18%  18.47%  (6.18)%  (17.00)%


                             Investment Results
                        Average Annual Total Returns

                          As of December 31, 2001
                        ---------------------------
                         1 Year   5 Years  10 Years
                        --------  -------  --------
State Street Research
Investment Trust
Class A                 (17.00)%    8.70%   11.79%
Class E*                (17.16)%    8.55%   11.64%
Class B*                (17.26)%    8.45%   11.54%
---------------------------------------------------
S&P 500 Index           (11.88)%   10.70%   12.93%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was (17.4)% (quarter ended September 30, 2001).



                                    [CHART]

                          State Street Research Aurora

 2001
------
15.98%


                               Investment Results
                          Average Annual Total Returns

                           As of December 31, 2001
                           -----------------------
                                         Since
                             1 Year    Inception
                             ------    ---------
State Street Research
Aurora
Class A                      15.98%     26.88%
Class E*                     15.85%     26.94%
Class B*                     15.75%     26.84%
--------------------------------------------------
Russell 2000 Value Index     14.02%     20.52%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 21.6% (quarter ended December 31, 2001) and the lowest return for a quarter was (19.8)% (quarter ended September 30, 2001).

                                    [CHART]

                          Putnam International Stock/1/

  1992     1993   1994   1995    1996     1997     1998    1999     2000      2001
--------  ------  -----  -----  -------  -------  ------  ------  --------  --------
(10.21)%  47.76%  5.08%  0.84%  (1.77)%  (2.34)%  22.56%  16.44%  (10.11)%  (20.59)%



                               Investment Results
                          Average Annual Total Returns

                              As of December 31, 2001
                            ----------------------------
                                                 Since
                             1 Year   5 Years  Inception
                            --------  -------  ---------
Putnam International Stock
Class A                     (20.59)%  (0.10)%    3.32%
Class E*                    (20.74)%  (0.25)%    2.72%
Class B**                     N/A       N/A       N/A
--------------------------------------------------------
MSCI EAFE Index             (21.44)%   0.89%     4.46%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was (14.8)% (quarter ended March 31, 2001).

1. Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.



                                    [CHART]

                Putnam Large Cap Growth

 2001
--------
(30.83)%


                   Investment Results
              Average Annual Total Returns

                           As of December 31, 2001
                           -----------------------
                                         Since
                              1 Year   Inception
                             --------  ---------
Putnam Large
Cap Growth
Class A                      (30.83)%  (33.63)%
Class E*                     (30.97)%  (33.75)%
Class B**                       NA        N/A
--------------------------------------------------
Russell 1000 Growth Index    (20.42)%  (26.03)%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 13.2% (quarter ended December 31, 2001) and the lowest return for a quarter was (26.8)% (quarter ended March 31, 2001).

                                [CHART]

                     HARRIS OAKMARK LARGE CAP VALUE

 1999     2000    2001
-------  ------  ------
(6.89)%  12.43%  18.37%


             Investment Results
       Average Annual Total Returns


                     As of December 31, 2001
                   ---------------------------
                                   Since
                        1 Year   Inception
                        ------   ---------
Harris Oakmark
Large Cap Value
Class A                 18.37%     6.08%
Class E*                18.23%     5.98%
Class B**                N/A        N/A
---------------------------------------------
S&P 500 Index          -11.88%     2.69%


*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 12.9% (quarter ended June 30, 2001) and the lowest return for a quarter was (27.7)% (quarter ended December 31, 2000).



                                    [CHART]

                                  Janus Mid Cap


 1998    1999      2000      2001
------  -------  --------  --------
37.19%  122.92%  (31.24)%  (37.33)%


                                Investment Results
                           Average Annual Total Returns


                            As of December 31, 2001
                         -----------------------------
                                            Since
                             1 Year       Inception
                           ---------      ----------
Janus Mid Cap
Class A                    (37.33)%         11.49%
Class E*                   (37.57)%         11.23%
Class B*                   (37.47)%         11.33%
------------------------------------------------------
S&P MidCap 400 Index        (0.60)%         16.02%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was (30.9)% (quarter ended March 31, 2001).


                                 Janus Growth

 Since the Portfolio has not yet completed a full calendar year of investment operations,
          no volatility or performance information is included here.

                                    [CHART]

                   Neuberger Berman Partners Mid Cap Value

 1999    2000    2001
------  ------  -------
17.63%  28.25%  (2.51)%


                             Investment Results
                        Average Annual Total Returns

                           As of December 31, 2001
                           -----------------------
                                         Since
Neuberger Berman Partners   1 Year     Inception
Mid Cap Value Fund          -------    ---------
Class A                     (2.51)%     15.55%
Class E*                    (2.66)%     15.53%
Class B*                    (2.76)%     15.43%
--------------------------------------------------
S&P MidCap                   7.14%      13.62%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was (12.6)% (quarter ended September 30, 1999).


                                    [CHART]

                              Scudder Global Equity

 1998    1999    2000      2001
------  ------  -------  --------
15.96%  25.17%  (1.61)%  (16.08)%


                               Investment Results
                          Average Annual Total Returns

                                  As of December 31, 2001
                                ---------------------------
                                                  Since
                                   1 Year      Inception
                                  --------     ----------
Scudder Global Equity
Class A                           (16.08)%        5.81%
Class E*                          (16.24)%        5.66%
Class B**                            N/A           N/A
-----------------------------------------------------------
MSCI
World Index (net dividends)***    (16.82)%        5.05%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

***This index differs from the index used in the preceding year because Morgan
   Stanley Capital International Inc., the sponsor of the previously used index, the MSCI All County World Index (gross dividends), has discontinued that index.

During the period shown in the bar chart, the highest return for a quarter was 16.0% (quarter ended December 31, 1999) and the lowest return for a quarter was (12.0)% (quarter ended December 31, 2001).

                                    [CHART]

                         T. Rowe Price Large Cap Growth

 1999    2000     2001
------  -------  -------
22.23%  (0.50)%  (9.90)%


                               Investment Results
                          Average Annual Total Returns

                      As of December 31, 2001
                      -----------------------
                                    Since
                        1 Year    Inception
                        -------   ---------
T. Rowe Price
Large Cap Growth
Class A                 (9.90)%      6.16%
Class E*               (10.05)%      6.06%
Class B**                 N/A         N/A
---------------------------------------------
S&P 500 Index           -11.88%      2.69%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was (14.9)% (quarter ended March 31, 2001).


                                    [CHART]

                         T. Rowe Price Small Cap Growth

1998    1999    2000     2001
-----  ------  -------  -------
3.45%  27.99%  (9.09)%  (9.03)%


                               Investment Results
                          Average Annual Total Returns

                              As of December 31, 2001
                              -----------------------
                                            Since
                                1 Year    Inception
                                -------   ---------
T. Rowe Price
Small Cap Growth
Class A                         (9.03)%     5.60%
Class E*                        (9.18)%     5.45%
Class B**                        N/A        N/A
-----------------------------------------------------
Russell 2000 Growth Index       (9.23)%     3.77%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was (24.7)% (quarter ended September 30, 2001).




                      Franklin Templeton Small Cap Growth

 Since the Portfolio has not yet completed a full calendar year of investment operations,

          no volatility or performance information is included here.

                                     [CHART]

                     Lehman Brothers/r/ Aggregate Bond Index

                               1999   2000   2001
                              -----  -----  -----
                             (1.37)% 11.41%  7.42%


                               Investment Results
                          Average Annual Total Returns

                             As of December 31, 2001
                          -----------------------------
                                             Since
                             1 Year        Inception
                             ------        ---------
Lehman Brothers
Aggregate Bond Index
Class A                       7.42%            5.83%
Class E*                      7.29%            5.74%
Class B*                      7.19%            5.64%
-------------------------------------------------------
Lehman Brothers
Aggregate Bond Index          8.44%            6.23%

*Performance information shown is the performance of the Class A shares adjustedto reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 4.4% (quarter ended September 30, 2001) and the lowest return for a quarter was (1.2)% (quarter ended June 30, 1999).



                                     [CHART]

                               MetLife Stock Index

1992   1993   1994    1995    1996    1997    1998    1999    2000      2001
-----  -----  -----  ------  ------  ------  ------  ------  -------  --------
7.44%  9.54%  1.18%  36.87%  22.66%  32.19%  28.23%  20.79%  (9.34)%  (12.13)%


                               Investment Results
                          Average Annual Total Returns

                             As of December 31, 2001
                          -----------------------------
                          1 Year    5 Years    10 Years
                          ------    -------    --------
MetLife
Stock Index
Class A                   (12.13)%    10.28%    12.55%
Class E*                  (12.30)%    10.12%    12.39%
Class B*                  (12.40)%    10.02%    12.29%
-------------------------------------------------------
S&P 500 Index             (11.88)%    10.70%    12.93%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was (14.7)% (quarter ended September 30, 2001).


                                     [CHART]

                          Morgan Stanley EAFE(R) Index

                             1999    2000     2001
                           ------- -------  --------
                            24.90% (14.48)%  (21.73)%


                               Investment Results
                          Average Annual Total Returns

                             As of December 31, 2001
                          -----------------------------
                                             Since
                              1 Year       Inception
                             --------      ---------
Morgan Stanley EAFE
Portfolio
Class A                      (21.73)%         (3.14)%
Class E*                     (21.89)%         (3.32)%
Class B*                     (21.99)%         (3.42)%
-------------------------------------------------------
MSCI EAFE(R) Index           21.44%           (2.09)%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 16.2% (quarter ended December 31, 1999) and the lowest return for a quarter was (13.9)% (quarter ended September 30, 2001).

                                 [CHART]

                             Russell 2000 Index

 1999    2000    2001
------  -------  -----
22.73%  (3.80)%  0.87%


                             Investment Results
                        Average Annual Total Returns

                            As of December 31, 2001
                          ---------------------------
                                         Since
Russell 2000 Index           1 Year    Inception
Portfolio                    ------    ---------
Class A                       0.87%      7.47%
Class E*                      0.72%      7.38%
Class B*                      0.62%      7.28%
----------------------------------------------------
Russell 2000 Index           2.49%       9.86%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fee of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 20.0% (quarter ended December 31, 2001) and the lowest return for a quarter was (20.7)% (quarter ended September 30, 2001).


                                    [CHART]


                  MetLife Mid Cap Stock Index

 2001
-------
(1.19)%



                       Investment Results
                  Average Annual Total Returns

                     As of December 31, 2001
                   ---------------------------
                                       Since
                         1 Year      Inception
                        --------     ---------
MetLife Mid Cap
Stock Index
Class A                 (1.19)%        3.68%
Class E*                (1.33)%        3.56%
Class B*                (1.43)%        3.46%
----------------------------------------------
S&P MidCap 400 Index    (0.60)%        4.73%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fee of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 17.8% (quarter ended December 31, 2001) and the lowest return for a quarter was (16.6)% (quarter ended September 30, 2001).


                     State Street Research Large Cap Value

 Since the Portfolio has not yet completed a full calendar year of investment operations,
          no volatility or performance information is included here.

[SIDEBAR: Carefully review the principal risks associated with investing in the
                                 Portfolios.]
Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aurora, State Street Research Large Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Neuberger Berman Partners Mid Cap Value, Scudder Global Equity,
T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, State Street Research Aurora, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index, Russell 2000 Index, and Franklin Templeton Small Cap Growth.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Large Cap Value, Putnam International Stock, Putnam Large Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:

State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Janus Growth.


Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:

State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Janus Growth.


Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:

State Street Research Diversified and Lehman Brothers Aggregate Bond Index.


Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:

Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap, State Street Research Large Cap Value, Janus Growth, Franklin Templeton Small Cap Growth, T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora, State Street Research Large Cap Value, State Street Research Diversified, Neuberger Berman Partners Mid Cap Value, Putnam International Stock and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Aggressive Growth, State Street Research Diversified, T. Rowe Price Small Cap
Growth, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, and Franklin Templeton Small Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index, and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index, State Street Research Aggressive Growth and Neuberger Berman Partners Mid Cap Value.

Sector investing: To the extent that any Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

This is a principal risk for the following Portfolios: Franklin Templeton Small Cap Growth.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

                       [SIDEBAR: About MetLife Advisers]

About The Investment Managers

MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for each Portfolio and pays each sub-investment manager's fees. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers.

                           [SIDEBAR: About MetLife]


Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2001 MetLife had $247.7 billion in assets under management.


    [SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of

December 31, 2001, State Street Research had investment arrangements in effect for about $46 billion in assets.


The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to-day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management.

State Street Research Diversified Portfolio:




State Street Research's Fixed Income Team is responsible for managing the income portion and making decisions with regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The portfolio manager for the growth portion is the same as the portfolio manager of the State Street Research Investment Trust Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.


State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.



State Street Research Aurora Portfolio:

John F. Burbank has been responsible for the Portfolio's day-to-day management since April 2001. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional for 32 years.

State Street Research Large Cap Value Portfolio:

Peter Zuger has been responsible for the Portfolio's day-to-day management since its inception. A senior vice president, he joined the firm in 1998 and has worked as an investment professional since 1976. Prior to joining the investment manager, Mr. Zuger served as a portfolio manager with American Century Investment Management.

           [SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2001, Putnam and its affiliates managed in excess of $315 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.


The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.



[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value Portfolio]


Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2001, Harris had investment arrangements in effect for about $21 billion in assets.



Bill Nygren, Kevin Grant and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000 in the case of Mr. Nygren and Mr Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris. Mr. Mangan is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1997.




            [SIDEBAR: Portfolio management of the Janus Portfolios]


Janus Capital Management, LLC ("Janus") is the sub-investment manager for the Janus Portfolios. Its corporate parent, Janus Capital Corporation, began providing investment management services in 1970. Janus succeeded to Janus Capital Corporation's investment advisory business on April 2, 2002. In addition to the Funds, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2001, Janus Capital Corporation managed approximately $182.5 billion in assets.

The following gives you information on the portfolio managers for the Janus portfolios:

Janus Mid Cap Portfolio:


Jonathan D. Coleman is Portfolio Manager of Janus Mid Cap Portfolio. Mr. Coleman joined Janus in 1994 as a research analyst.


Janus Growth Portfolio:

John H. Schreiber, Vice President and Portfolio Manager, joined Janus in 1997 as an equity research analyst. He is the portfolio manager and has been primarily responsible for its day-to-day management since its inception. Mr. Schreiber currently manages the Janus Fund 2. Mr. Schreiber previously served as an assistant portfolio manager of Janus Equity Income Fund and Janus Balanced Fund from January 1999 through December 1999.

    [SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap
                                Value Portfolio]




Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2001 of about $59.0 billion.


Robert I. Gendelman has managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994.



    [SIDEBAR: Portfolio management of the Scudder Global Equity Portfolio]


Deutsche Investment Management Americas Inc. ("Deutsche Investment Management") is the sub-investment manager to the Scudder Global Equity Portfolio. Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management.



The Scudder Global Equity Portfolio is managed by a team of investment professionals led by William E. Holzer, a Managing Director who has been with Deutsche Investment Management (formerly named Zurich Scudder Investments, Inc.) since 1980. The other team members include Steve M. Wreford, Vice President, and Nick Bratt, Managing Director. Mr. Wreford and Mr. Bratt have been with Deutsche Investment Management since 2001 and 1976, respectively. Mr. Holzer and Mr. Wreford are responsible for the day-to-day management of the Portfolio including global equity strategy. Mr. Bratt's broad responsibilities include strategic insight for the Portfolio.

        [SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2001, T. Rowe Price and its affiliates had investment management arrangements in effect for about $156.3 billion.


The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

   [SIDEBAR: Portfolio Management of the Franklin Templeton Small Cap Growth
                                  Portfolio]


Franklin Advisers, Inc. is the sub-investment manager for the Franklin Templeton Small Cap Growth Portfolio. Together, Franklin Advisers, Inc. and its affiliates manage over $266.3 billion in assets.


The team responsible for the Portfolio's management is made up of the following managers:

Edward B. Jamieson, Executive Vice President of Franklin Advisers, Inc., who joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since 1992. Michael McCarthy, Vice President of Franklin

Advisors, Inc., who joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since 1993. Aidan O'Connell, Portfolio Manager of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2001 as an annual percentage of the average daily net assets of each Portfolio.


                                                           % of Average
                                                         Daily Net Assets
                                          % of Average       Paid by
                                        Daily Net Assets    Investment
                                            Paid to         Manager to
                                           Investment     Sub-Investment
Portfolio                                   Manager          Manager
-------------------------------------------------------------------------
MetLife Stock Index                          0.25%               0.035%
-------------------------------------------------------------------------
State Street Research Investment Trust       0.48%               0.31%
-------------------------------------------------------------------------
State Street Research Diversified            0.43%               0.27%
-------------------------------------------------------------------------
State Street Research Aggressive Growth      0.71%               0.43%
-------------------------------------------------------------------------
Putnam International Stock                   0.90%               0.57%
-------------------------------------------------------------------------
T. Rowe Price Small Cap Growth               0.52%               0.32%
-------------------------------------------------------------------------
Janus Mid Cap                                0.67%               0.47%
-------------------------------------------------------------------------
Scudder Global Equity                        0.62%               0.42%
-------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index         0.25%               0.035%
-------------------------------------------------------------------------
Russell 2000 Index                           0.25%               0.035%
-------------------------------------------------------------------------
Morgan Stanley EAFE Index                    0.30%               0.035%
-------------------------------------------------------------------------
T. Rowe Price Large Cap Growth               0.63%               0.43%
-------------------------------------------------------------------------
Harris Oakmark Large Cap Value               0.75%               0.43%
-------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value      0.69%               0.46%
-------------------------------------------------------------------------
MetLife Mid Cap Stock Index                  0.25%               0.035%
-------------------------------------------------------------------------
Putnam Large Cap Growth                      0.80%               0.50%
-------------------------------------------------------------------------
State Street Research Aurora                 0.85%               0.54%
-------------------------------------------------------------------------
Franklin Templeton Small Cap Growth          0.90%               0.60%
-------------------------------------------------------------------------
Janus Growth                                 0.80%               0.55%
-------------------------------------------------------------------------


The Portfolio indicated in the following table will commence operation on or about May 1, 2002. The following shows the investment manager and sub-investment management fee schedules as an annual percentage of the average daily net assets of the Portfolio.

 -----------------------------------------------------------------------------
                                     % per                          % per
                                     annum                          annum
                                    paid to                        paid to
                   Average Daily   Investment   Average Daily   Sub-Investment
 Portfolio          Net Assets      Manager      Net Assets        Manager
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 State Street    1st $250 million    0.70%    1st $100 million      0.45%
  Research Large next $500 million   0.65%    next $150 million     0.40%
  Cap Value      over $750 million   0.60%    next $250 million     0.35%
                                              next $1.5 billion     0.30%
                                              over $2 billion       0.25%
 -----------------------------------------------------------------------------

                           [SIDEBAR: Fund Expenses]
MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2003, all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:


                                                Percentage of
Portfolio/Class                                  net assets
---------------                                 -------------
MetLife Mid Cap Stock Index Portfolio
   Class A.....................................     0.45
   Class E.....................................     0.60
   Class B.....................................     0.70
Morgan Stanley EAFE Index Portfolio
   Class A.....................................     0.75
   Class E.....................................     0.90
   Class B.....................................     1.00
Putnam Large Cap Growth Portfolio
   Class A.....................................     1.00
   Class E.....................................     1.15
   Class B.....................................     1.25
Russell 2000 Index Portfolio
   Class A.....................................     0.55
   Class E.....................................     0.70
   Class B.....................................     0.80
Janus Growth Portfolio
   Class A.....................................     0.95
   Class E.....................................     1.10
   Class B.....................................     1.20

Franklin Templeton Small Cap Growth Portfolio
   Class A.....................................     1.05
   Class E.....................................     1.20
   Class B.....................................     1.30

State Street Research Large Cap Value Portfolio
   Class A.....................................     0.85
   Class E.....................................     1.00
   Class B.....................................     1.10



These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.


Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred in the case of Janus Growth Portfolio and Franklin Templeton Small Cap Growth Portfolio and five years after the end of the fiscal year in which such expense was incurred in the case of State Street Research Large Cap Value Portfolio.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

                     [SIDEBAR: Dividends are reinvested.]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract or through an eligible tax-exempt qualified plan.

General Information About the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that Class E and Class B shares pay a service fee under a distribution and services plan (Rule 12b-1 fees) of 0.15% and 0.25%, respectively, of average daily net assets of the respective class.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise require a shareholder vote or to materially amend a sub-investment management agreement. Such continuations or amendment must be approved by the Board of Directors of the Fund. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.



   [SIDEBAR: Fund shares are available only through variable life, variable benefit options, variable annuity contracts and to certain eligible qualified retirement plans.]


The Fund offers its shares to separate accounts of MetLife and its affiliated insurance companies ("Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund will offer shares directly to Qualified Plans through a separate prospectus. Not all of the Portfolios of the Fund are used as investment vehicles by a separate account or Qualified Plan. The terms "shareholder" or "shareholders" in this Prospectus refer to each Insurance Company or Qualified Plan.




Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance or variable annuity separate accounts, or Qualified Plans, to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners.

Sale and Redemption of Shares



Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay service fees to compensate certain other parties for providing personal customer service and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares.


The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer by the Fund if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits. Your insurance company may establish different or more stringent limitations designed to deter market timers.


Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.


Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. Other securities held by the Portfolios are valued normally at market value. If no current market value is available for a portfolio security, the Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the sub-investment managers.


  [SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each class with shares outstanding of each Portfolio for the past 5 years, or since inception of the Class if shorter. Certain information reflects financial results for a single share of a Class. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts or to Qualified Plans. Inclusions of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2001 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


Selected Data For a Share of Capital
Stock Outstanding Throughout each                           State Street Research Investment Trust Portfolio
Period:                                 -------------------------------------------------------------------------------------
                                                                  Class A                              Class B        Class E
                                        ----------------------------------------------------------  -------------- --------------
                                                                                                    May 1, 2001(a) May 1, 2001(a)
                                                          Year Ended December 31,                      through        through
                                        ----------------------------------------------------------   December 31,   December 31,
                                           2001        2000        1999        1998        1997          2001           2001
                                        ----------  ----------  ----------  ----------  ----------  -------------- --------------
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period... $    36.34  $    39.14  $    37.10  $    31.92  $    30.51      $29.14         $29.23
---------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income.................       0.18        0.19        0.23        0.36        0.44        0.02           0.01
 Net realized and unrealized gain
   (loss) on investments...............      (6.00)      (2.55)       6.38        8.52        7.72       (3.36)         (3.35)
                                        ----------  ----------  ----------  ----------  ----------      ------         ------
 Total from investment operations......      (5.82)      (2.36)       6.61        8.88        8.16       (3.34)         (3.34)
                                        ----------  ----------  ----------  ----------  ----------      ------         ------
Less Distributions
 Distributions from net investment
   income..............................      (0.25)       0.00       (0.24)      (0.36)      (0.44)       0.00           0.00
 Distributions from net realized
   capital gains.......................      (4.26)      (0.44)      (4.33)      (3.34)      (6.31)       0.00           0.00
                                        ----------  ----------  ----------  ----------  ----------      ------         ------
   Total distributions.................      (4.51)      (0.44)      (4.57)      (3.70)      (6.75)       0.00           0.00
                                        ----------  ----------  ----------  ----------  ----------      ------         ------

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92      $25.80         $25.89
---------------------------------------------------------------------------------------------------------------------------------
 Total Return (%)......................      (17.0)       (6.2)       18.5        28.2        28.4       (11.5)(b)      (11.4)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)...................................       0.53        0.50        0.49        0.53        0.43        0.78 (c)       0.68 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)...............................       0.50        0.49          --          --          --        0.75 (c)       0.65 (c)
Ratio of net investment income to
 average net assets (%)................       0.58        0.48        0.59        1.04        1.37        0.45 (c)       0.43 (c)
Portfolio turnover rate (%)............        101          86          83          74          83         101            101
 Net assets, end of period (000)....... $2,457,339  $3,278,964  $3,623,316  $3,112,081  $2,349,062      $2,849         $   11

--------

(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.


(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital Stock                         State Street Research Diversified Portfolio
Outstanding Throughout each Period:                -----------------------------------------------------------------------
                                                                             Class A                               Class E
                                                   ----------------------------------------------------------  ---------------
                                                                                                               May 1, 2001 (a)
                                                                     Year Ended December 31,                       through
                                                   ----------------------------------------------------------   December 31,
                                                      2001        2000        1999        1998        1997          2001
                                                   ----------  ----------  ----------  ----------  ----------  ---------------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............. $    18.38  $    18.27  $    18.39  $    16.98  $    16.67      $16.18
------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income...........................       0.49        0.62        0.59        0.60        0.60        0.01
  Net realized and unrealized gain (loss) on
   investments....................................      (1.62)      (0.43)       0.96        2.70        2.71       (0.68)
                                                   ----------  ----------  ----------  ----------  ----------      ------
  Total from investment operations................      (1.13)       0.19        1.55        3.30        3.31       (0.67)
                                                   ----------  ----------  ----------  ----------  ----------      ------
Less Distributions
  Distributions from net investment income........      (0.78)       0.00       (0.60)      (0.57)      (0.60)       0.00
  Distributions from net realized capital gains...      (0.96)      (0.08)      (1.07)      (1.32)      (2.40)       0.00
                                                   ----------  ----------  ----------  ----------  ----------      ------
  Total distributions.............................      (1.74)      (0.08)      (1.67)      (1.89)      (3.00)       0.00
                                                   ----------  ----------  ----------  ----------  ----------      ------
                                                   ----------  ----------  ----------  ----------  ----------      ------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98      $15.51
------------------------------------------------------------------------------------------------------------------------------
   Total Return (%)...............................       (6.3)        1.0         8.7        19.6        20.6        (4.1)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       0.49        0.46        0.45        0.48        0.40        0.64 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       0.47        0.46          --          --          --        0.62 (c)
Ratio of net investment income to average net
 assets (%).......................................       2.73        3.26        3.08        3.39        3.50        2.58 (c)
Portfolio turnover rate (%).......................        131         131         124         106         115         131
Net assets, end of period (000)................... $2,345,064  $2,756,922  $2,874,412  $2,656,987  $1,982,232      $   22

Selected Data For a Share of Capital Stock                      State Street Research Aggressive Growth Portfolio
Outstanding Throughout each Period:                -----------------------------------------------------------------------
                                                                             Class A                               Class E
                                                   ----------------------------------------------------------  ---------------
                                                                                                               May 1, 2001 (a)
                                                                     Year Ended December 31,                       through
                                                   ----------------------------------------------------------   December 31,
                                                      2001        2000        1999        1998        1997          2001
                                                   ----------  ----------  ----------  ----------  ----------  ---------------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............. $    31.59  $    38.45  $    29.53  $    27.61  $    27.11      $20.66
------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment loss.............................      (0.02)      (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
  Net realized and unrealized gain (loss) on
   investments....................................      (6.73)      (1.98)       9.86        3.75        1.67       (2.76)
                                                   ----------  ----------  ----------  ----------  ----------      ------
  Total from investment operations................      (6.75)      (2.02)       9.74        3.69        1.64       (2.78)
                                                   ----------  ----------  ----------  ----------  ----------      ------
Less Distributions
  Distributions from net investment income........      (0.01)       0.00        0.00        0.00        0.00        0.00
  Distributions from net realized capital gains...      (6.95)      (4.84)      (0.82)      (1.77)      (1.14)       0.00
                                                   ----------  ----------  ----------  ----------  ----------      ------
  Total distributions.............................      (6.96)      (4.84)      (0.82)      (1.77)      (1.14)       0.00
                                                   ----------  ----------  ----------  ----------  ----------      ------
                                                   ----------  ----------  ----------  ----------  ----------      ------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $    17.88  $    31.59  $    38.45  $    29.53  $    27.61      $17.88
------------------------------------------------------------------------------------------------------------------------------
  Total Return (%)................................      (23.8)       (7.6)       33.2        13.7         6.7       (13.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       0.77        0.73        0.72        0.75        0.81        0.92 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%)(d)..................       0.76        0.72          --          --          --        0.91 (c)
Ratio of net investment loss to average net assets
 (%)..............................................      (0.11)      (0.12)      (0.31)      (0.20)      (0.10)      (0.12)(c)
Portfolio turnover rate (%).......................        150         170          86          97         219         150
Net assets, end of period (000)................... $1,069,246  $1,501,072  $1,600,841  $1,431,337  $1,391,956      $  0.1

--------



(a)Commencement of operations.




(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.


(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of
Capital Stock Outstanding                                              MetLife Stock Index Portfolio
Throughout each Period:                ------------------------------------------------------------------------------
                                                                 Class A                                Class B
                                       ----------------------------------------------------------  ------------------
                                                                                                   January 2, 2001(a)
                                                         Year Ended December 31,                        through
                                       ----------------------------------------------------------     December 31,
                                          2001        2000        1999        1998        1997            2001
                                       ----------  ----------  ----------  ----------  ----------  ------------------
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.. $    35.26  $    40.59  $    35.38  $    28.78  $    22.23       $ 33.71
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net investment income...............       0.33        0.34        0.37        0.37        0.34          0.17
  Net realized and unrealized gain
   (loss) on investments..............      (4.59)      (4.07)       6.89        7.75        6.79         (3.45)
                                       ----------  ----------  ----------  ----------  ----------       -------
  Total from investment operations....      (4.26)      (3.73)       7.26        8.12        7.13         (3.28)
                                       ----------  ----------  ----------  ----------  ----------       -------
Less Distributions
  Distributions from net investment
   income.............................      (0.09)      (0.35)      (0.36)      (0.36)      (0.34)        (0.09)
  Distributions from net realized
   capital gains......................      (0.31)      (1.25)      (1.69)      (1.16)      (0.24)        (0.31)
                                       ----------  ----------  ----------  ----------  ----------       -------
  Total distributions.................      (0.40)      (1.60)      (2.05)      (1.52)      (0.58)        (0.40)
                                       ----------  ----------  ----------  ----------  ----------       -------
                                       ----------  ----------  ----------  ----------  ----------       -------
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........ $    30.60  $    35.26  $    40.59  $    35.38  $    28.78       $ 30.03
----------------------------------------------------------------------------------------------------------------------
  Total Return (%)....................      (12.2)       (9.3)       20.8        28.2        32.2          (9.8)(b)
Ratio of operating expenses to average
 net assets (%).......................       0.31        0.28        0.29        0.30        0.33          0.56 (c)
Ratio of net investment income to
 average net assets (%)...............       1.02        0.88        1.01        1.21        1.47          0.83 (c)
Portfolio turnover rate (%)...........          5           7           9          15          11             5
Net assets, end of period (000)....... $3,665,168  $3,999,903  $4,205,202  $3,111,919  $2,020,480       $17,421


Selected Data For a Share of
Capital Stock Outstanding
Throughout each Period:
                                          Class E
                                       --------------
                                       May 1, 2001(a)
                                          through
                                        December 31,
                                            2001
                                       --------------
-----------------------------------------------------
Net Asset Value, Beginning of Period..     $33.45
-----------------------------------------------------
Income from Investment Operations
  Net investment income...............       0.00
  Net realized and unrealized gain
   (loss) on investments..............      (2.91)
                                           ------
  Total from investment operations....      (2.91)
                                           ------
Less Distributions
  Distributions from net investment
   income.............................       0.00
  Distributions from net realized
   capital gains......................       0.00
                                           ------
  Total distributions.................       0.00
                                           ------
                                           ------
-----------------------------------------------------
Net Asset Value, End of Period........     $30.54
-----------------------------------------------------
  Total Return (%)....................       (8.7)(b)
Ratio of operating expenses to average
 net assets (%).......................       0.46 (c)
Ratio of net investment income to
 average net assets (%)...............       0.93 (c)
Portfolio turnover rate (%)...........          5
Net assets, end of period (000).......     $   33

--------

(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.





Selected Data For a Share of Capital Stock Outstanding                  Putnam International Stock Portfolio
Throughout each Period:                                   ------------------------------------------------------------
                                                                               Class A                         Class E
                                                          ------------------------------------------------  --------------
                                                                                                            May 1, 2001(a)
                                                                                                               through
                                                                       Year Ended December 31,               December 31,
                                                          ------------------------------------------------  --------------
                                                            2001      2000      1999      1998      1997         2001
                                                          --------  --------  --------  --------  --------  --------------
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..................... $  12.39  $  13.87  $  14.14  $  11.67  $  11.95      $10.91
--------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income..................................     0.08      0.02      0.13      0.13      0.10        0.00
  Net realized and unrealized gain (loss) on investments.    (2.57)    (1.42)     2.05      2.50     (0.38)      (1.48)
                                                          --------  --------  --------  --------  --------      ------
  Total from investment operations.......................    (2.49)    (1.40)     2.18      2.63     (0.28)      (1.48)
                                                          --------  --------  --------  --------  --------      ------
Less Distributions
  Distributions from net investment income...............    (0.03)    (0.08)    (0.13)    (0.16)     0.00        0.00
  Distributions from net realized capital gains..........    (0.38)     0.00     (2.32)     0.00      0.00        0.00
                                                          --------  --------  --------  --------  --------      ------
  Total distributions....................................    (0.41)    (0.08)    (2.45)    (0.16)     0.00        0.00
                                                          --------  --------  --------  --------  --------      ------
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67      $ 9.43
--------------------------------------------------------------------------------------------------------------------------
  Total Return (%).......................................    (20.6)    (10.1)     16.4      22.6      (2.3)      (13.6)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................     1.16        --        --        --        --        1.31 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................     1.14      1.09      0.97      1.02      1.03        1.30 (c)
Ratio of net investment income to average net assets (%).     0.73      0.25      0.95      0.87      0.77       (0.17)(c)
Portfolio turnover rate (%)..............................       68       166        87       156       182          68
Net assets, end of period (000).......................... $340,426  $428,519  $317,831  $297,381  $267,089      $2,194

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.


(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS


Selected Data For a
Share of Capital Stock
Outstanding Throughout                                        Janus Mid Cap Portfolio
each Period:                ---------------------------------------------------------------------------------------
                                                       Class A                               Class B        Class E
                            ----------------------------------------------------------     ------------  --------------
                                                                          March 3, 1997(a)  January 2,   May 1, 2001(a)
                                       Year Ended December 31,                through        2001(a)        through
                            --------------------------------------------    December 31,     through      December 31,
                               2001        2000        1999       1998          1997       December 31,       2001
                            ----------  ----------  ----------  --------  ----------------     2001      --------------
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period................. $    23.38  $    36.54  $    17.44  $  12.77      $  10.00       $ 21.47         $19.02
-----------------------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
  Net Investment Income
   (Loss)..................      (0.03)      (0.10)      (0.05)    (0.02)         0.01         (0.04)          0.00
  Net Realized and
   Unrealized Gain (Loss)
   on Investments..........      (8.69)     (10.66)      21.14      4.77          2.81         (6.93)         (4.44)
                            ----------  ----------  ----------  --------      --------       -------         ------
  Total From Investment
   Operations..............      (8.72)     (10.76)      21.09      4.75          2.82         (6.97)         (4.44)
                            ----------  ----------  ----------  --------      --------       -------         ------
Less Distributions
  Distributions From Net
   Investment Income.......       0.00        0.00        0.00      0.00         (0.01)         0.00           0.00
  Distributions From Net
   Realized Capital Gains..       0.00       (2.40)      (1.99)    (0.08)        (0.04)         0.00           0.00
                            ----------  ----------  ----------  --------      --------       -------         ------
  Total Distributions......       0.00       (2.40)      (1.99)    (0.08)        (0.05)         0.00           0.00
                            ----------  ----------  ----------  --------      --------       -------         ------
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................... $    14.66  $    23.38  $    36.54  $  17.44      $  12.77       $ 14.50         $14.58
-----------------------------------------------------------------------------------------------------------------------
  Total Return (%).........      (37.3)      (31.3)      122.9      37.2          28.2 (b)     (32.5)(b)      (23.3)(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%)................       0.74        0.70        0.71      0.81          0.85 (c)      0.99 (c)       0.89 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%)................      (0.17)      (0.33)      (0.41)    (0.22)         0.10 (c)     (0.40)(c)      (0.22)(c)
Portfolio Turnover Rate (%)        105         118         103       107            75 (c)       105            105
Net Assets, End of Period
 (000)..................... $1,067,259  $1,783,379  $1,931,797  $371,504      $103,852       $12,334         $   28
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%).............         --          --          --        --          0.99 (c)        --             --

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital Stock                       T. Rowe Price Small Cap Growth Portfolio
Outstanding Throughout each Period:               -------------------------------------------------------------------
                                                                          Class A                             Class E
                                                  -----------------------------------------------------    --------------
                                                                                          March 3, 1997(a) May 1, 2001(a)
                                                          Year Ended December 31,             through         through
                                                  --------------------------------------    December 31,    December 31,
                                                    2001      2000      1999      1998          1997            2001
                                                  --------  --------  --------  --------  ---------------- --------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............. $  14.30  $  15.73  $  12.29  $  11.88      $ 10.00          $12.22
-------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment loss............................    (0.04)    (0.03)    (0.03)     0.00         0.00            0.00
  Net realized and unrealized gain (loss) on
   investments...................................    (1.27)    (1.40)     3.47      0.41         1.88           (0.42)
                                                  --------  --------  --------  --------      -------          ------
  Total from investment operations...............    (1.31)    (1.43)     3.44      0.41         1.88           (0.42)
                                                  --------  --------  --------  --------      -------          ------
Less Distributions
  Distributions from net investment income.......     0.00      0.00      0.00      0.00         0.00            0.00
  Distributions from net realized capital gains..    (1.10)     0.00      0.00      0.00         0.00            0.00
                                                  --------  --------  --------  --------      -------          ------
  Total distributions............................    (1.10)     0.00      0.00      0.00         0.00            0.00
                                                  --------  --------  --------  --------      -------          ------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................... $  11.89  $  14.30  $  15.73  $  12.29      $ 11.88          $11.80
-------------------------------------------------------------------------------------------------------------------------
  Total Return (%)...............................     (9.0)     (9.1)     28.0       3.5        18.8 (b)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.61      0.58      0.61      0.67        0.67 (c)         0.76 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%)(d).................       --      0.58        --        --           --              --
Ratio of net investment income/(loss) to average
 net assets (%)..................................    (0.34)    (0.19)    (0.27)    (0.02)       0.01 (c)         0.00 (c)
Portfolio turnover rate (%)......................       38        68        68        38          13 (c)           38
Net assets, end of period (000).................. $298,699  $337,343  $269,518  $189,132      $94,020          $  0.1
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --        --        0.86 (c)           --

--------



(a) Commencement of operations.


(b) Periods less than one year are not computed on an annualized basis.


(c) Computed on an annualized basis.


(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital
Stock Outstanding Throughout each                                    Scudder Global Equity Portfolio
Period:                                          --------------------------------------------------------------------
                                                                          Class A                             Class E
                                                 -----------------------------------------------------     --------------
                                                                                                           May 1, 2001(a)
                                                         Year Ended December 31,         March 3, 1997(a)     through
                                                 --------------------------------------       through       December 31,
                                                   2001      2000      1999      1998    December 31, 1997      2001
                                                 --------  --------  --------  --------  ----------------- --------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............ $  14.62  $  14.91  $  12.38  $  10.85       $ 10.00          $12.21
-------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income.........................     0.35      0.18      0.14      0.16          0.10            0.00
  Net realized and unrealized gain (loss) on
   investments..................................    (2.55)    (0.42)     2.93      1.57          0.86           (1.36)
                                                 --------  --------  --------  --------       -------          ------
  Total from investment operations..............    (2.20)    (0.24)     3.07      1.73          0.96           (1.36)
                                                 --------  --------  --------  --------       -------          ------
Less Distributions
  Distributions from net investment income......    (0.31)    (0.01)    (0.07)    (0.16)        (0.10)           0.00
  Distributions from net realized capital gains.    (1.25)    (0.04)    (0.47)    (0.04)        (0.01)           0.00
                                                 --------  --------  --------  --------       -------          ------
  Total distributions...........................    (1.56)    (0.05)    (0.54)    (0.20)        (0.11)           0.00
                                                 --------  --------  --------  --------       -------          ------
                                                 --------  --------  --------  --------       -------          ------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................. $  10.86  $  14.62  $  14.91  $  12.38       $ 10.85          $10.85
-------------------------------------------------------------------------------------------------------------------------
  Total Return (%)..............................    (16.1)     (1.6)     25.2      16.0           9.6 (b)       (11.1)(b)
Ratio of operating expenses to average net
 assets (%).....................................     0.80      0.78      0.87      0.96          0.78 (c)        0.95 (c)
Ratio of net investment income to average net
 assets (%).....................................     2.90      1.43      1.23      1.61          1.66 (c)        0.95 (c)
Portfolio turnover rate (%).....................       36        58        54        51            36              36
Net assets, end of period (000)................. $183,296  $211,354  $171,714  $113,715       $60,712          $   47
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%).......................................       --        --        --      1.01          1.14 (c)          --

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital Stock                           Harris Oakmark Large Cap Value Portfolio
Outstanding Throughout each Period:                       -----------------------------------------------------------
                                                                              Class A                        Class E
                                                          -------------------------------------------     --------------
                                                                                      November 9, 1998(a) May 1, 2001(a)
                                                            Year Ended December 31,         through          through
                                                          --------------------------     December 31,      December 31,
                                                            2001     2000     1999           1998              2001
                                                          --------  -------  -------  ------------------- --------------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..................... $   9.79  $  8.93  $  9.70        $10.00            $11.00
------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income..................................     0.08     0.13     0.10          0.03              0.00
  Net realized and unrealized gain (loss) on investments.     1.72     0.97    (0.78)        (0.30)             0.55
                                                          --------  -------  -------        ------            ------
   Total from investment operations......................     1.80     1.10    (0.68)        (0.27)             0.55
                                                          --------  -------  -------        ------            ------
Less Distributions
  Distributions from net investment income...............    (0.03)   (0.14)   (0.08)        (0.03)             0.00
  Distributions from net realized capital gains..........     0.00    (0.10)   (0.01)         0.00              0.00
                                                          --------  -------  -------        ------            ------
   Total distributions...................................    (0.03)   (0.24)   (0.09)        (0.03)             0.00
                                                          --------  -------  -------        ------            ------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................... $  11.56  $  9.79  $  8.93        $ 9.70            $11.55
------------------------------------------------------------------------------------------------------------------------
  Total Return (%).......................................     18.4     12.4     (6.9)         (2.7)(b)          5.0 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................     0.86     0.94     0.91          0.70 (c)          1.01(c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................     0.84     0.85       --            -- (c)          0.98(c)
Ratio of net investment income to average net assets (%).     0.98     1.74     1.63          2.47 (c)          1.28(c)
Portfolio turnover rate (%)..............................       33       82       17            16 (c)            33
Net assets, end of period (000).......................... $213,758  $53,575  $38,378        $8,658            $  185
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)...........................       --       --     1.15          1.79 (c)            --

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.


(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of
Capital Stock Outstanding                                   Neuberger Berman Partners Mid Cap Value Portfolio
Throughout each Period:                       --------------------------------------------------------------------------
                                                                  Class A                         Class B         Class E
                                              --------------------------------------------     --------------  --------------
                                                       Year Ended          November 9, 1998(a) May 1, 2001(a)  May 1, 2001(a)
                                                      December 31,               through          through         through
                                              ---------------------------     December 31,      December 31,    December 31,
                                                2001      2000     1999           1998              2001            2001
                                              --------  --------  -------  ------------------- --------------  --------------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......... $  14.82  $  11.97  $ 10.73        $10.00            $14.36          $14.37
------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income......................     0.13      0.04     0.06          0.03              0.04            0.00
  Net realized and unrealized gain (loss) on
   investments...............................    (0.50)     3.35     1.80          0.71             (0.28)          (0.22)
                                              --------  --------  -------        ------            ------          ------
   Total from investment operations..........    (0.37)     3.39     1.86          0.74             (0.24)          (0.22)
                                              --------  --------  -------        ------            ------          ------
Less Distributions
  Distributions from net investment
   income....................................    (0.03)    (0.04)   (0.07)        (0.01)             0.00            0.00
  Distributions from net realized capital
   gains.....................................    (0.26)    (0.50)   (0.55)         0.00              0.00            0.00
                                              --------  --------  -------        ------            ------          ------
   Total distributions.......................    (0.29)    (0.54)   (0.62)        (0.01)             0.00            0.00
                                              --------  --------  -------        ------            ------          ------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............... $  14.16  $  14.82  $ 11.97        $10.73            $14.12          $14.15
------------------------------------------------------------------------------------------------------------------------------
  Total Return (%)...........................     (2.5)     28.3     17.6           7.4 (b)          (1.7)(b)        (1.5)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.81      0.87     0.72          0.68 (c)          1.06 (c)        0.96 (c)
Ratio of operating expenses to average net
 assets after expense reductions(%) (d)......     0.69      0.76       --            -- (c)          0.97 (c)        0.87 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.58     0.86          2.61 (c)          0.77 (c)        0.67 (c)
Portfolio turnover rate (%)..................      212       207      134            21 (c)           212             212
Net assets, end of period (000).............. $160,074  $131,356  $38,722        $8,647            $2,410          $   32
The Ratios of operating expenses to
 average net assets without giving effect
 to the voluntary expense agreement
 would have been (%).........................       --        --     1.18          1.86 (c)            --              --

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.


(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital Stock                           T. Rowe Price Large Cap Growth Portfolio
Outstanding Throughout each Period:                       -----------------------------------------------------------
                                                                              Class A                         Class E
                                                          --------------------------------------------     --------------
                                                                                       November 9, 1998(a) May 1, 2001(a)
                                                            Year Ended December 31,          through          through
                                                          ---------------------------     December 31,      December 31,
                                                            2001      2000     1999           1998              2001
                                                          --------  --------  -------  ------------------- --------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..................... $  12.93  $  13.41  $ 11.02        $10.00            $12.32
-------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income..................................     0.03      0.03     0.02          0.01              0.00
  Net realized and unrealized gain (loss) on investments.    (1.31)    (0.09)    2.43          1.02             (0.69)
                                                          --------  --------  -------        ------            ------
   Total from investment operations......................    (1.28)    (0.06)    2.45          1.03             (0.69)
                                                          --------  --------  -------        ------            ------
Less Distributions
  Distributions from net investment income...............    (0.01)    (0.02)   (0.03)        (0.01)             0.00
  Distributions from net realized capital gains..........     0.00     (0.40)   (0.03)         0.00              0.00
                                                          --------  --------  -------        ------            ------
   Total distributions...................................    (0.01)    (0.42)   (0.06)        (0.01)             0.00
                                                          --------  --------  -------        ------            ------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................... $  11.64  $  12.93  $ 13.41        $11.02            $11.63
-------------------------------------------------------------------------------------------------------------------------
  Total Return (%).......................................     (9.9)     (0.4)    22.2          10.3 (b)          (5.6)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................     0.76      0.78     0.87          0.50 (c)          0.91 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................     0.75      0.77       --            -- (c)          0.90 (c)
Ratio of net investment income to average net assets (%).     0.27      0.23     0.23          0.93 (c)          0.75 (c)
Portfolio turnover rate (%)..............................       67        62       46             6 (c)            67
Net assets, end of period (000).......................... $173,218  $180,072  $51,402        $6,740            $   23
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)...........................       --        --     1.31          2.62 (c)            --

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.


(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital Stock                    Lehman Brothers Aggregate Bond Index Portfolio
Outstanding Throughout each Period:               -------------------------------------------------------------------
                                                                    Class A                     Class B       Class E
                                                  ---------------------------------------     ------------  ------------
                                                                                November 9,    January 2,      May 1,
                                                                                  1998(a)       2001(a)       2001(a)
                                                     Year Ended December 31,      through       through       through
                                                  ----------------------------  December 31,  December 31,  December 31,
                                                    2001      2000      1999        1998          2001          2001
                                                  --------  --------  --------  ------------  ------------  ------------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............. $   9.90  $   9.45  $  10.06    $ 10.00       $  9.93        $ 9.97
------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income..........................     0.54      0.63      0.48       0.07          0.38          0.02
  Net realized and unrealized gain (loss) on
   investments...................................     0.19      0.45     (0.62)      0.07          0.23          0.46
                                                  --------  --------  --------    -------       -------        ------
   Total from investment operations..............     0.73      1.08     (0.14)      0.14          0.61          0.48
                                                  --------  --------  --------    -------       -------        ------
Less Distributions
  Distributions from net investment income.......    (0.17)    (0.63)    (0.47)     (0.08)        (0.17)         0.00
  Distributions from net realized capital gains..     0.00      0.00      0.00       0.00          0.00          0.00
                                                  --------  --------  --------    -------       -------        ------
   Total distributions...........................    (0.17)    (0.63)    (0.47)     (0.08)        (0.17)         0.00
                                                  --------  --------  --------    -------       -------        ------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................... $  10.46  $   9.90  $   9.45    $ 10.06       $ 10.37        $10.45
------------------------------------------------------------------------------------------------------------------------
  Total Return (%)...............................      7.4      11.4      (1.4)       1.4 (b)       6.1 (b)      4.8 (b)
Ratio of operating expenses to average net assets
 (%).............................................     0.38      0.37      0.40       0.42 (c)      0.63 (c)      0.53(c)
Ratio of net investment income to average net
 assets (%)......................................     5.66      6.54      6.06       5.28 (c)      5.33 (c)      5.74(c)
Portfolio turnover rate (%)......................       18        15        96         11 (c)        18            18
Net assets, end of period (000).................. $254,357  $145,837  $129,339    $58,810       $16,276        $   87
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --       0.59 (c)        --            --

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital
Stock Outstanding Throughout each                              Morgan Stanley EAFE Index Portfolio
Period:                                 ------------------------------------------------------------------------------
                                                            Class A                           Class B          Class E
                                        --------------------------------------------     ------------------ --------------
                                                 Year Ended          November 9, 1998(a) January 2, 2001(a) May 1, 2001(a)
                                                December 31,               through            through          through
                                        ---------------------------     December 31,        December 31,     December 31,
                                          2001      2000     1999           1998                2001             2001
                                        --------  --------  -------  ------------------- ------------------ --------------
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period... $  11.22  $  13.34  $ 10.80       $  10.00             $11.12           $10.43
--------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income.................     0.09      0.07     0.10           0.01               0.04             0.00
 Net realized and unrealized gain
   (loss) on investments...............    (2.52)    (2.00)    2.58           0.80              (2.46)           (1.69)
                                        --------  --------  -------       --------             ------           ------
   Total from investment operations....    (2.43)    (1.93)    2.68           0.81              (2.42)           (1.69)
                                        --------  --------  -------       --------             ------           ------
Less Distributions
 Distributions from net investment
   income..............................    (0.03)    (0.11)   (0.06)         (0.01)             (0.03)            0.00
 Distributions from net realized
   capital gains.......................    (0.01)    (0.08)   (0.08)          0.00              (0.01)            0.00
                                        --------  --------  -------       --------             ------           ------
   Total distributions.................    (0.04)    (0.19)   (0.14)         (0.01)             (0.04)            0.00
                                        --------  --------  -------       --------             ------           ------
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......... $   8.75  $  11.22  $ 13.34       $  10.80             $ 8.66           $ 8.74
--------------------------------------------------------------------------------------------------------------------------
 Total Return (%)......................    (21.7)    (14.5)    24.9            8.1 (b)          (21.8)(b)        (16.2)(b)
Ratio of operating expenses to average
 net assets (%)........................     0.70      0.58     0.50           0.49 (c)           0.95 (c)         0.85 (c)
Ratio of net investment income to
 average net assets (%)................     1.00      0.76     1.25           0.71 (c)           0.46 (c)         0.00 (c)
Portfolio turnover rate (%)............        9        10       44             13 (c)              9                9
Net assets, end of period (000)........ $112,775  $100,950  $82,355        $25,453             $4,099           $   61
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).........     0.82      0.78     1.77           1.41 (c)          1.0 7 (c)         0.97 (c)

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital
Stock Outstanding Throughout each                                  Russell 2000 Index Portfolio
Period:                                 -------------------------------------------------------------------------------
                                                             Class A                           Class B          Class E
                                        ---------------------------------------------     ------------------ --------------
                                                                      November 9, 1998(a)                    May 1, 2001(a)
                                           Year Ended December 31,          through       January 2, 2001(a)    through
                                        ----------------------------     December 31,          through        December 31,
                                          2001      2000      1999           1998         December 31, 2001       2001
                                        --------  --------  --------  ------------------- ------------------ --------------
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period... $  10.37  $  12.52  $  10.53        $ 10.00             $ 9.84          $ 10.46
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income.................     0.10      0.11      0.08           0.02               0.06             0.01
 Net realized and unrealized gain
   (loss) on investments...............    (0.01)    (0.55)     2.29           0.53               0.46            (0.05)
                                        --------  --------  --------        -------             ------          -------
   Total from investment operations....     0.09     (0.44)     2.37           0.55               0.52            (0.04)
                                        --------  --------  --------        -------             ------          -------
Less Distributions
 Distributions from net investment
   income..............................    (0.03)    (0.11)    (0.08)         (0.02)             (0.03)            0.00
 Distributions from net realized
   capital gains.......................     0.00     (1.60)    (0.30)          0.00               0.00             0.00
                                        --------  --------  --------        -------             ------          -------
   Total distributions.................    (0.03)    (1.71)    (0.38)         (0.02)             (0.03)            0.00
                                        --------  --------  --------        -------             ------          -------
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......... $  10.43  $  10.37  $  12.52        $ 10.53             $10.33          $ 10.42
---------------------------------------------------------------------------------------------------------------------------
 Total Return (%)......................      0.9      (3.8)     22.7            5.5 (b)            5.3 (b)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%)........................     0.55      0.55      0.45           0.40 (c)           0.80 (c)         0.70 (c)
Ratio of net investment income to
 average net assets (%)................     1.03      0.89      1.04           1.46 (c)           0.83 (c)         1.58 (c)
Portfolio turnover rate (%)............       47        78        67              3 (c)             47               47
Net assets, end of period (000)........ $141,958  $125,738  $111,729        $38,147             $7,292          $     8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).........     0.56      0.55      0.89           1.04 (c)           0.81 (c)         0.71 (c)

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital                   Putnam Large Cap
Stock Outstanding Throughout each                      Growth Portfolio
Period:                                 ------------------------------------------
                                                    Class A                Class E
                                        ---------------------------     --------------
                                                     May 1, 2000(a)     May 1, 2001(a)
                                         Year Ended     through            through
                                        December 31,  December 31,       December 31,
                                            2001          2000               2001
                                        ------------ --------------     --------------
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...   $  7.29           $ 10.00         $ 6.14
--------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment loss...................     (0.01)            (0.01)         (0.01)
 Net realized and unrealized gain
   (loss) on investments...............     (2.23)            (2.70)         (1.09)
                                          -------           -------         ------
   Total from investment operations....     (2.24)            (2.71)         (1.10)
                                          -------           -------         ------
--------------------------------------------------------------------------------------
Net Asset Value, End of Period.........   $  5.05           $  7.29         $ 5.04
--------------------------------------------------------------------------------------
 Total Return (%)......................     (30.8)            (27.1)(b)      (17.9)(b)
Ratio of operating expenses to average
 net assets (%)........................      1.00              1.00 (c)       1.15 (c)
Ratio of net investment loss to average
 net assets (%)........................     (0.25)            (0.23)(c)      (0.35)(c)
Portfolio turnover rate (%)............        77                70 (c)         77
Net assets, end of period (000)........   $54,626           $36,932         $1,036
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).........      1.12              1.39 (c)       1.27 (c)

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital                      State Street Research
Stock Outstanding Throughout each                            Aurora Portfolio
Period:                                 ------------------------------------------------------
                                                  Class A               Class B        Class E
                                        ------------------------     -------------- --------------
                                                     July 5, 2000(a) May 1, 2001(a) May 1, 2001(a)
                                         Year Ended      through        through        through
                                        December 31,  December 31,    December 31,   December 31,
                                            2001          2000            2001           2001
                                        ------------ --------------- -------------- --------------
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...   $  12.24       $ 10.00         $14.12         $14.12
--------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income.................       0.02          0.03           0.00          (0.01)
 Net realized and unrealized gain
   (loss) on investments...............       1.94          2.29           0.00           0.01
                                          --------       -------         ------         ------
   Total from investment operations....       1.96          2.32           0.00           0.00
                                          --------       -------         ------         ------
Less Distributions
 Distributions from net investment
   income..............................      (0.01)        (0.03)          0.00           0.00
 Distributions from net realized
   capital gains.......................      (0.06)        (0.05)          0.00           0.00
                                          --------       -------         ------         ------
   Total distributions.................      (0.07)        (0.08)          0.00           0.00
                                          --------       -------         ------         ------
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.........   $  14.13       $ 12.24         $14.12         $14.12
--------------------------------------------------------------------------------------------------
 Total Return (%)......................       16.0         23. 2 (b)        0.0 (b)        0.0 (b)
Ratio of operating expenses to average
 net assets (%)........................       0.98          1.05 (c)       1.23 (c)       1.13 (c)
Ratio of net investment income to
 average net assets (%)................       0.18          1.12 (c)       0.00 (c)      (0.25)(c)
Portfolio turnover rate (%)............         15            24 (c)         15             15
Net assets, end of period (000)........   $291,426       $54,379         $  0.1         $6,720
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).........         --          1.34 (c)         --             --



--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital
Stock Outstanding Throughout each              Metlife Mid Cap Stock Index Portfolio
Period:                                 ------------------------------------------------
                                                 Class A            Class B      Class E
                                        ----------------------    ------------ ------------
                                                       July 5,     January 2,     May 1,
                                            Year       2000(a)      2001(a)      2001(a)
                                           Ended       through      through      through
                                        December 31, December 31, December 31, December 31,
                                            2001         2000         2001         2001
                                        ------------ ------------ ------------ ------------
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...   $ 10.64      $ 10.00       $10.54       $10.54
--------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income.................      0.06         0.03         0.04         0.00
 Net realized and unrealized gain
   (loss) on investments...............     (0.19)        0.66        (0.10)       (0.09)
                                          -------      -------       ------       ------
   Total from investment operations....     (0.13)        0.69        (0.06)       (0.09)
                                          -------      -------       ------       ------
Less Distributions
 Distributions from net investment
   income..............................     (0.02)       (0.03)       (0.02)        0.00
 Distributions from net realized
   capital gains.......................     (0.03)       (0.02)       (0.03)        0.00
                                          -------      -------       ------       ------
   Total distributions.................     (0.05)       (0.05)       (0.05)        0.00
                                          -------      -------       ------       ------
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period.........   $ 10.46      $ 10.64       $10.43       $10.45
--------------------------------------------------------------------------------------------
 Total Return (%)......................      (1.2)       6.8  (b)     3.1  (b)      (0.9)(b)
Ratio of operating expenses to average
 net assets (%)........................      0.45       0.45  (c)     0.70 (c)     0.60 (c)
 Ratio of net investment income to
   average net assets (%)..............      0.71       0.92  (c)     0.48 (c)     0.00 (c)
Portfolio turnover rate (%)............        45        124  (c)        45           45
Net assets, end of period (000)........   $97,505      $61,934       $5,895       $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).........      0.52       0.83  (c)     0.77 (c)     0.67 (c)





Selected Data For a Share of Capital Stock Outstanding                                     Janus Growth Portfolio
Throughout each Period:                                                         ----------------------------------------
                                                                                   Class A        Class B        Class E
                                                                                -------------- -------------- --------------
                                                                                May 1, 2001(a) May 1, 2001(a) May 1, 2001(a)
                                                                                   through        through        through
                                                                                 December 31,   December 31,   December 31,
                                                                                     2001           2001           2001
                                                                                -------------- -------------- --------------
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........................................    $ 10.00         $10.00         $10.00
----------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment loss..........................................................       0.00          (0.01)          0.00
  Net realized and unrealized gain (loss) on investments.......................      (2.18)         (2.18)         (2.18)
                                                                                   -------         ------         ------
   Total from investment operations............................................      (2.18)         (2.19)         (2.18)
                                                                                   -------         ------         ------
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................................................    $  7.82         $ 7.81         $ 7.82
----------------------------------------------------------------------------------------------------------------------------
  Total Return (%).............................................................      (21.8)(b)      (21.8)(b)      (21.8)(b)
Ratio of operating expenses to average net assets (%)..........................       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment loss to average net assets (%).........................      (0.13)(c)      (0.43)(c)      (0.28)(c)
Portfolio turnover rate (%)....................................................        218 (c)        218 (c)        218 (c)
Net assets, end of period (000)................................................    $10,309         $3,068         $   20
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................       2.26 (c)       2.51 (c)       2.41 (c)

--------



(a)Commencement of operations.


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

                                                                              Franklin Templeton Small Cap
Selected Data For a Share of Capital Stock                                          Growth Portfolio
Outstanding Throughout each Period:                                   ----------------------------------------
                                                                         Class A        Class B        Class E
                                                                      -------------- -------------- --------------
                                                                      May 1, 2001(a) May 1, 2001(a) May 1, 2001(a)
                                                                         through        through        through
                                                                       December 31,   December 31,   December 31,
                                                                           2001           2001           2001
                                                                      -------------- -------------- --------------
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................................     $10.00         $10.00         $10.00
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment loss................................................       0.00          (0.01)          0.00
  Net realized and unrealized gain (loss) on investments.............      (1.12)         (1.11)         (1.12)
                                                                          ------         ------         ------
   Total from investment operations..................................      (1.12)         (1.12)         (1.12)
                                                                          ------         ------         ------
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................................     $ 8.88         $ 8.88         $ 8.88
------------------------------------------------------------------------------------------------------------------
  Total Return (%)...................................................      (11.2)(b)      (11.2)(b)      (11.2)(b)
Ratio of operating expenses to average net assets (%)................       1.05 (c)       1.30 (c)       1.20 (c)
Ratio of net investment loss to average net assets (%)...............       0.00 (c)      (0.51)(c)      (0.41)(c)
Portfolio turnover rate (%)..........................................         67 (c)         67 (c)         67 (c)
Net assets, end of period (000)......................................     $7,468         $4,493         $    6
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%).......       2.69 (c)       2.94 (c)       2.84 (c)

--------



(a)Commencement of Operations


(b)Periods less than one year are not computed on an annualized basis.


(c)Computed on an annualized basis.

Appendix A To Prospectus


State Street Research Large Cap Value Portfolio Similarly Managed Fund Prior Performance





Because the State Street Research Large Cap Value Portfolio will not commence operations until on or about the date of this Prospectus, no performance history is available for this Portfolio. The following, however, sets forth total return information for the one-year and three-year periods ended December 31, 2001 for a similar mutual fund that is managed by the same sub-investment manager, and which has substantially similar investment strategies, policies and objectives, as this Portfolio. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.



The table also shows the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally the table also shows the performance of the related Portfolio over the period since it adopted substantially similar investment strategies, policies and objectives to those of the Portfolio.



The similar mutual fund is shown for illustrative purposes only and does not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of the other mutual fund.



The performance figures set forth below do not reflect any of the charges, deductions, fees or other expenses under the terms of the variable annuity contracts and variable life insurance policies, or under Qualified Plans that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio.



THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.


                                                                          State Street
State Street Research             State Street                              Research
                                    Research                               Large Cap
Total Return for                   Large-Cap               Russell 1000      Value
Period (unaudited)                Value Fund/1/ S&P 500/2/ Value Index/2/  Portfolio
------------------                ------------  ---------  -------------  ------------
One Year (12/31/00 to 12/31/01)..     1.71%      -11.88%       -5.59%          --
Three Year (12/31/98 to 12/31/01)     4.36%       -1.02%        2.74%          --

--------

/1 /As of December 31, 2001, State Street Research Large-Cap Value Fund, a mutual fund, had assets of $145 million. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results. The one-year and three-year performance figures shown are for the Class S shares of the State Street Research Large-Cap Value Fund, which commenced operations in 1986. The performance shown is for the period since November, 1998, when investment strategies substantially similar to those of the State Street Research Large Cap Value Portfolio were adopted.


/2 /The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:


Portfolio                                         Portfolio
Number    Portfolio Name                          Number    Portfolio Name
------    --------------                          ------    --------------
    1.    State Street Research Aggressive Growth    11.    Lehman Brothers Aggregate Bond Index
    2.    State Street Research Diversified          12.    MetLife Stock Index
    3.    State Street Research Investment Trust     13.    Morgan Stanley EAFE Index
    4.    Putnam International Stock                 14.    Russell 2000 Index
    5.    Harris Oakmark Large Cap Value             15.    MetLife Mid Cap Stock Index
    6.    Janus Mid Cap                              16.    Putnam Large Cap Growth
    7.    Neuberger Berman Partners Mid Cap Value    17.    State Street Research Aurora
    8.    Scudder Global Equity                      18.    Janus Growth
    9.    T. Rowe Price Large Cap Growth             19.    Franklin Templeton Small Cap Growth
   10.    T. Rowe Price Small Cap Growth             20.    State Street Research Large Cap Value





                                                              Percentage limit per Portfolio
Item Investment practice                     Portfolios       on assets/1/
----------------------------------------------------------------------------------------------------
 1   Sell covered call options on securities All              None
     and stock indices as a hedge against or
     to minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
 2   Sell covered put options on securities  4,6,8,9,10,16,   None
     and stock indices to earn additional    17,18,19,20
     income, as a hedge against or to
     minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
 3   Sell covered put and covered call       4,6,8,9,10,17,   None
     options on currencies as a hedge        18,20
     against anticipated declines in
     currency exchange rates in which
     securities are held or to be purchased
     or to earn additional income.
----------------------------------------------------------------------------------------------------
 4   Purchase put options on securities and  All, except 7    None
     indices that correlate with a
     Portfolio's securities for defensive
     purposes in order to protect against
     anticipated declines in values.
----------------------------------------------------------------------------------------------------
 5   Purchase call options on securities and All, except 7    None
     indices that correlate with that
     Portfolio's securities.
----------------------------------------------------------------------------------------------------
 6   Purchase put options on currencies for  1,2,3,4,6,8,9,   None
     defensive purposes in order to protect  10,17,18,19,20
     against anticipated declines in values
     on currencies in which a Portfolio's
     securities are or may be denominated.
----------------------------------------------------------------------------------------------------
 7   Purchase call options on currencies     1,2,3,4,6,8,9,   None
     that correlate with the currencies in   10,17,18,19,20
     which the Portfolio's securities may be
     denominated.
----------------------------------------------------------------------------------------------------
 8   Purchase and sell otherwise permitted   1,2,3,4,5,6,7,8, None
     stock, currency, and index put and call 17,18,19,20
     options "over-the-counter" (rather than
     only on established exchanges).
----------------------------------------------------------------------------------------------------
 9   Purchase and sell futures contracts (on All, except      Combined limit on the sum of the
     recognized futures exchanges) on debt   7,12,13,14,15,19 initial margin for futures and options
     securities and indices of debt                           sold on futures, plus premiums paid
     securities as a hedge against or to                      for unexpired options on futures, is
     minimize adverse principal fluctuations                  5% of total assets (excluding "in the
     resulting from anticipated interest                      money" and "bona fide hedging" as
     rate changes or to adjust exposure to                    defined by the Commodity Futures
     the bond market.                                         Trading Commission)
----------------------------------------------------------------------------------------------------
10   Purchase and sell future contracts (on  All, except      Same as Item 9
     recognized futures exchanges) on equity 5,7,11
     securities or stock indices as a hedge
     or to enhance return.
----------------------------------------------------------------------------------------------------
11   Purchase and sell currency futures      4,6,8,9,10,      Same as Item 9
     contracts (on recognized futures        17,18,19,20
     exchanges) as a hedge or to adjust
     exposure to the currency market.
----------------------------------------------------------------------------------------------------

                                                                  Percentage limit per Portfolio
Item Investment practice                     Portfolios           on assets1
-------------------------------------------------------------------------------------------------------
12   Sell covered call options on and        All, except 7        Same as Item 9
     purchase put and call options contracts
     on futures contracts (on recognized
     futures exchanges) of the type and for
     the same reasons the Portfolio is
     permitted to enter futures contracts.
-------------------------------------------------------------------------------------------------------
13   Sell covered put options on futures     4,6,8,9,10,16,       Same as Item 9
     contracts (on recognized futures        17,18,19,20
     exchanges) of the type and for the same
     reasons the Portfolio is permitted to
     enter into futures contracts.
-------------------------------------------------------------------------------------------------------
14   Enter into forward foreign currency     All, except          None
     exchange contracts to hedge currency    12,14,15
     risk relating to securities
     denominated, exposed to, or traded in a
     foreign currency in which the Portfolio
     may invest.
-------------------------------------------------------------------------------------------------------
15   Enter into forward foreign currency     1,2,3,4,6,8,9,       5% of total assets
     exchange contracts for non hedging      10,17,18,20
     purposes.
-------------------------------------------------------------------------------------------------------
16   Enter into transactions to offset or    All                  None
     close out any of the above.
-------------------------------------------------------------------------------------------------------
17   Mortgage-related securities (except for All                  None
     IOs and POs).
-------------------------------------------------------------------------------------------------------
18   Mortgage related interest only (IOs)    All, except          None
     and principal only (POs) securities.    7,12,13,14,15,19
-------------------------------------------------------------------------------------------------------
19   Use swaps, caps, floors and collars on  1,2,3,4,6,8,9,10,    None
     interest rates, currencies and indices  11,16,17,18,20
     as a risk management tool or to enhance
     return.
-------------------------------------------------------------------------------------------------------
20   Invest in foreign securities (including A.  1,2,3,12,14,     A.  10% of total assets in securities
     investments through European Depository   15,16                of foreign issuers except 25% of
     Receipts ("EDRs") and International                            total assets may be invested in
     Depository Receipts ("IDRs")).                                 securities issued, assumed, or
                                                                    guaranteed by foreign
                                                                    governments or their political
                                                                    subdivisions or instrumentalities;
                                                                    assumed or guaranteed by
                                                                    domestic issuers; or issued,
                                                                    assumed, or guaranteed by
                                                                    foreign issuers with a class of
                                                                    securities listed on the New
                                                                    York Stock Exchange.*
                                             B.  4,8,11,13,       B.  None
                                                17,18,20
                                             C.  9                C.  30% of total assets (excluding
                                                                    reserves)*
                                             D.  10               D.  20% of total assets (excluding
                                                                    reserves)*
                                             E.  5,19             E.  25% of total assets*
                                             F.  7                F.  10% of total assets*
                                             G.  6                G.  30% of total assets in foreign
                                                                    securities denominated in a
                                                                    foreign currency and not publicly
                                                                    traded in the U.S.*
-------------------------------------------------------------------------------------------------------
21   Lend Portfolio securities.              A.  1,2,3,4,12,19    A.  20% of total assets*
                                             B. 5,7,8,9,10,11,13, B.  33 1/3% of total assets*
                                               14,15,16,17,20
                                             C.  6,18             C.  25% of total assets*
-------------------------------------------------------------------------------------------------------
22   Invest in securities that are illiquid. All                  15% of total assets

                                                               Percentage limit per Portfolio
Item Investment practice                     Portfolios        on assets/1/
-----------------------------------------------------------------------------------------------------------
23   Invest in other investment companies,   A. All            A. 10% of total assets except as in B
     which may involve payment of duplicate                      below (except that only 5% of total
     fees.                                                       assets may be invested in a single
                                                                 investment company and no
                                                                 portfolio can purchase more than 3%
                                                                 of the total outstanding voting
                                                                 securities of any one investment
                                                                 company or, together with other
                                                                 investment companies having the
                                                                 same investment adviser, purchase
                                                                 more than 10% of the voting stock of
                                                                 any "closed-end" investment
                                                                 company).
                                             B. 6,9,10,18      B. Up to 25% of total assets may be
                                                                 invested in affiliated money market
                                                                 funds for defensive purposes or as a
                                                                 means of receiving a return on idle
                                                                 cash.
-----------------------------------------------------------------------------------------------------------
24   Invest in money market instruments      1,2,3,4,6,8,9,10, None
     issued by a commercial bank or savings  16,17,18,20
     and loan associations (or its foreign
     branch or agency) notwithstanding that
     the bank or association has less than
     $1 billion in total assets, is not a
     member of the Federal Deposit Insurance
     Corporation, is not organized in the
     U.S., and/or is not operating in the
     U.S.
-----------------------------------------------------------------------------------------------------------
25   Invest assets in securities issued by   All               25% of total assets. Excluded from the
     companies primarily engaged in any one                    25% limitation are portfolio 2's: (a)
     industry. Provided that: (a) utilities                    money market, securities, securities
     will be considered separate industries                    issued or guaranteed by the U.S.
     according to type of service; (b) oil                     government, its agencies or
     and oil related companies will be                         instrumentalities; and (b) bank issued
     considered separate industries                            debt securities.* (The Fund will
     according to type; and (c) savings,                       disclose when more than 25% of a
     loan associations, and finance                            Portfolio's total assets are invested in
     companies will be considered separate                     four oil related industries. For
     industries.                                               Portfolios 1, 2, 3, 11 and 17, companies
                                                               engaged in the business of financing
                                                               may be classified according to the
                                                               industries of their parent or sponsor
                                                               companies, or industries that otherwise
                                                               most affect the financing companies).
-----------------------------------------------------------------------------------------------------------
26   Borrow in the form of short-term        All               Together with item 27, up to  1/3 of the
     credits necessary to clear Portfolio                      amount by which total assets exceed
     transactions; enter into reverse                          total liabilities (excluding the liabilities
     repurchase arrangements with banks.                       represented by such obligations).*
-----------------------------------------------------------------------------------------------------------
27   Borrow money for extraordinary or       A. All, except 7  A. 5% of total assets*
     emergency purposes (e.g. to honor       B. All, except 7  B. Together with item 26, up to  1/3 of
     redemption requests which might         C. 7                the amount by which total assets
     otherwise require the sale of                               exceed total liabilities (excluding the
     securities at an inopportune time).                         liabilities represented by such
                                                                 obligations).*
                                                               C.  33 1/3% of total assets, provided that
                                                                 if these obligations with reverse
                                                                 repurchase agreements do not
                                                                 exceed 5% of total assets, no
                                                                 additional securities will be
                                                                 purchased for the Portfolio.*
                                             D. 19             D. Up to 10% of total assets
-----------------------------------------------------------------------------------------------------------
28   Purchase securities on a "when-issued"  All               None
     basis.
-----------------------------------------------------------------------------------------------------------
29   Invest in real estate interests,        All               10% of total assets includes REIT.*
     including real estate mortgage loans.                     This limit shall not restrict investments
                                                               in exchange-traded real estate
                                                               investment trusts and shares of other
                                                               real estate companies.
-----------------------------------------------------------------------------------------------------------
30   Purchase American Depository Receipts   A. 1,2,3,16       A. Together with the assets referred to
     ("ADRs").                                                   in Item 20 A above, 35% of total
                                                                 assets
                                             B. 4,6,7,8,13,17, B. None
                                                18,20
                                             C. 9,12,14,15     C. Together with assets referred to in
                                                                 Item 20 C above, 30% of total assets
                                             D. 5,19           D. Together with assets referred to in
                                                                 Item 20 E above, 25% of total assets
                                             E. 10             E. Together with assets referred to in
                                                                 Item 20 D above, 20% of total assets

                                                                 Percentage limit per Portfolio
Item Investment practice                     Portfolios          on assets/1/
---------------------------------------------------------------------------------------------------------
31   Invest in debt securities.              A. All, except      A. None
                                               4,5,7,8,9,10,11,
                                               16,17,19,20
                                             B. 4,5,7,8,9,10,11, B. None on investment grade
                                               16,17,20          securities but 25% of total assets for
                                             C. 19               5, 15% for 7 and 5% for 4, 8, 9, 10, 11,
                                                                 16 and 17 in below investment grade
                                                                 securities.
                                                                 C. Up to 5% in corporate debt
---------------------------------------------------------------------------------------------------------
32   Invest in preferred stocks.             All                 None
---------------------------------------------------------------------------------------------------------
33   Invest in common stocks.                All                 None
---------------------------------------------------------------------------------------------------------
34   Invest in hybrid instruments.           A. All, except      A. None
                                               9,10
                                             B. 9,10             B. 10% of its total assets
---------------------------------------------------------------------------------------------------------
35   Enter into forward contracts on debt    All                 None
     securities.
---------------------------------------------------------------------------------------------------------

--------
 /1 /At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus

Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the sub-investment managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values or traditional measures of stock valuation. Securities may be undervalued for various reasons including special situations (i.e., where the sub-investment manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies with earnings that are projected to grow at above-average rates, compared to other similar companies.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

                           [SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
..  greater price volatility because they are less broadly traded
..  less available public information
.. greater price volatility due to limited product lines, markets, financial resources, and management experience.

                       [SIDEBAR: Equity Securities]


Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.





               [SIDEBAR: Debt ("Fixed Income") Securities]



Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
..  the inability of the issuer to meet principal and interest payments
.. loss in value due to economic recession or substantial interest rate increases

..  adverse changes in the public's perception of these securities
..  legislation limiting the ability of financial institutions to invest in these securities
..  lack of liquidity in secondary markets
..  market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

                        [SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
..  adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
..  limitations on repatriation of assets
..  expropriation
..  costs associated with currency conversions
..  less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
.. differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
.. lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
..  less liquidity (including due to delays in transaction settlement)
..  more price volatility
..  smaller options and futures markets, causing lack of liquidity for these securities
..  higher custodial and settlement costs
.. change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

              [SIDEBAR: American Depository Receipts (''ADRs'')]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

 [SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

                       [SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

..  inability to close out or offset futures contract transactions at favorable prices
..  reduction of the Portfolio's income
..  reduction in the value of the subject of the futures contract or of the contract itself
..  imperfect correlation between the value of the futures contract and the value of the subject of the contract
..  prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
.. total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
.. investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
.. since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
..  more market volatility than other types of investments

                       [SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

                         [SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                        Metropolitan Series Fund, Inc.
                                 -------------
                         Principal Office of the Fund
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 -------------
                              Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                         (Principal Business Address)
                             Principal Underwriter
                      Metropolitan Life Insurance Company
                               1 Madison Avenue
                           New York, New York 10010
                         (Principal Business Address)
                         Custodian and Transfer Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                         (Principal Business Address)
 No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. This means the SAI is legally considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                             485 E U.S. Highway 1
                               South, 4th floor
                           Iselin, New Jersey 08830

                             Phone: (800) 638-7732


You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                      Securities and Exchange Commission
                             Public Reference Room
                            Washington, D.C. 20549
                  Call 1-800-SEC-0330 (for information about
                       using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
MLIC-LD

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR

                        METROPOLITAN SERIES FUND, INC.
                                  May 1, 2002

The investment options ("Portfolios") currently offered by the Metropolitan Series Fund, Inc. (the "Fund") are:


              State Street Research      Neuberger Berman Partners
              Aggressive Growth          Mid Cap Value Portfolio
              Portfolio
                                         Scudder Global Equity
              State Street Research      Portfolio
              Diversified Portfolio
                                         T. Rowe Price Large Cap
              State Street Research      Growth Portfolio
              Investment Trust Portfolio
                                         T. Rowe Price Small Cap
              State Street Research      Growth Portfolio
              Aurora Portfolio
                                         Lehman Brothers(R)
              State Street Research      Aggregate Bond Index
              Large Cap Value Portfolio  Portfolio

              Putnam International       MetLife Stock Index
              Stock Portfolio            Portfolio

              Putnam Large Cap Growth    MetLife MidCap Stock
              Portfolio                  Index Portfolio

              Harris Oakmark Large Cap   Morgan Stanley(R) EAFE
              Value Portfolio            Index Portfolio

              Janus Mid Cap Portfolio    Russell 2000(R) Index
                                         Portfolio
              Janus Growth Portfolio
                                         Franklin Templeton Small
                                         Cap Growth Portfolio



This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2002, as it may be supplemented from time to time (the "Prospectus"). The annual report for the Fund for the year ending December 31, 2001 accompanies this SAI and is incorporated by reference. A copy of the May 1, 2002 Prospectus and the annual report may be obtained, without charge, from Metropolitan Life Insurance Company, 485 E. U.S. Highway 1 South, 4th floor, Iselin, New Jersey 08830 or by calling (800) 638-7732.


MLIC-LD

                               TABLE OF CONTENTS

        Headings                                                    Page
        --------                                                    ----
        The Fund's Organization....................................  B-2

        Description of Some Investment Practices, Policies and Risk  B-3

        Certain Investment Limitations.............................  B-7

        Investment Management Arrangements.........................  B-8

        Directors and Officers of the Fund......................... B-12

        Placing Portfolio Transactions............................. B-14

        Shareholder Meetings....................................... B-18

        Voting..................................................... B-18

        Sale and Redemption of Shares.............................. B-18

        Pricing of Portfolio Securities............................ B-19

        Taxes...................................................... B-21

        General Information........................................ B-22

        Financial Statements....................................... B-24

        Appendix................................................... B-25

                            THE FUND'S ORGANIZATION

The Fund, an open-end management investment company, is a corporation that was formed in Maryland on November 23, 1982. Each Portfolio, other than the Janus Mid Cap Portfolio, is "diversified" for purposes of the Investment Company Act of 1940.

Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.


MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

DESCRIPTION OF SOME INVESTMENT PRACTICES, POLICIES, AND RISKS

The information that follows expands on the similar discussion in the Fund's Prospectus and does not describe every type of investment, technique, or risk to which a Portfolio maybe exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under "Fundamental Policies."

Money market instruments generally have a remaining maturity of no more than 13 months when acquired by the Fund. They include the following:

.. United States Government securities -- direct obligations (in the form of Treasury bills, notes and bonds) of the United States Government, differing mainly by maturity lengths.

.. Government Agency Securities -- debt securities issued by agencies or instrumentalities of the United States Government. They are backed by the full faith and credit of the United States, guaranteed by the United States Treasury, supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or supported by the issuing agency's or instrumentality's credit. Agency securities include several of the types of instruments discussed below under "Mortgage-Backed Securities."

.. Certificates of Deposit -- generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Any non-negotiable time-deposits must mature in seven days or less.

.. Bankers' Acceptances -- time drafts drawn by borrowers on commercial banks, usually in connection with an international commercial transaction where both the borrower and the bank guarantee the payment of the draft in its face amount on the maturity date (which is usually within six months). These securities are traded in secondary markets prior to maturity. The Portfolios will not invest in non-negotiable bankers' acceptance maturing in more than 7 days.


.. Commercial Paper -- short-term unsecured promissory notes issued by corporations, usually to finance short-term credit needs. Commercial paper is generally sold on a discount basis, with maturity from issue not exceeding nine months. The Portfolios may purchase commercial paper with the highest (two highest for the T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth Portfolios) rating given by a nationally recognized statistical rating organization ("NRSRO") or, if unrated (a) of comparable quality or (b) issued by companies having outstanding debt issues in with ratings with one of the top three ratings given by an NRSRO.


.. Variable Amount Master Demand Notes -- commercial paper of companies that permit the purchaser to lend varying investment amounts (up to the maximum indicated in the note) at varying rates to the borrower. The borrower can prepay the amount borrowed at any time with no penalty and the lender can redeem the note at any time and receive the face value plus accrued interest. No secondary market exists for these notes. The same rating/credit quality requirements apply as described above for other forms of commercial paper.

.. Non-convertible Corporate Debt Securities -- such as bonds and debentures that will mature within a short time and that have credit characteristics comparable to those required above for commercial paper.

.. Repurchase Agreements -- the purchaser acquires ownership of another money market instrument, and the seller agrees at the time of sale to repurchase such other instrument at a specified time and price which determine the purchaser's yield during the holding period. This insulates the purchaser from market fluctuations unless the seller defaults. Repurchase agreements are collateralized by cash or the purchased (or equivalent) underlying instrument at all times at least equal in value to the price the Fund paid for the underlying instrument plus interest accrued to date. The Fund can enter into repurchase agreements with primary dealers for periods not to exceed 30 days. Repurchase agreements with a duration of more than 7 days are considered illiquid. If the seller defaults on its repurchase obligation, the Fund could experience a delay in recovery or inadequacy of the collateral and a cost associated with the disposition of the collateral.

.. Reverse Repurchase Agreements -- the sale of money market instrument by the Fund with an agreement by the Fund to repurchase the instrument at a specified time, price and interest payment. These agreements can be used when interest income earned from the reinvestment of the proceeds (in money market instruments with the same or shorter duration to maturity or resale) is greater than the interest expense of the reverse repurchase transaction. These agreements can also be used by the Fund as a form of borrowing and they therefore are subject to the limitations regarding borrowing by the Fund. In order to minimize the risk that it will have insufficient assets to repurchase the instrument subject to the agreement, the Fund will keep in a segregated account with its custodian liquid assets at least equal to the value of the specified repurchase price or the proceeds received on the sale subject to repurchase, plus accrued interest.

Exchange Traded Funds
The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With most new exchange-traded funds, there is a risk that the overall liquidity of the secondary market for share of those funds may fluctuate and the shares become illiquid. Also, there is the possibility of duplicative management fees and expenses.

Mortgage-Related Securities

GNMA -- partial ownership interests in a pool of mortgage loans which are individually guaranteed or insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. The GNMA certificates are issued and guaranteed by the Government National Mortgage Association, a U.S. Government corporation, and backed by the full faith and credit of the United States.

FNMA and FHLMC -- partial ownership interests in pools of mortgage loans. FNMA certificates are issued and guaranteed by the Federal National Mortgage Association, a federally chartered, privately owned corporation and are not backed by the U.S. Government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion). FHLMC certificates are issued and guaranteed by the Federal Home Loan Corporation, a federally chartered corporation owned by the Federal Home Loan Bank and are not backed by the U.S. government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion).

Mortgage-backed securities -- may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-governmental securities may offer higher yield to the Fund but may also expose the Fund to greater price fluctuation and risk than governmental securities. Many issuers guarantee payment of interest and principal on the securities regardless of whether payments are made on the underlying securities, which generally increases the quality and security. Risks which affect mortgage-backed securities' market values or yields, include actual or perceived interest rate changes, creditworthiness of the issuer or guarantor, prepayment rates value of the underlying mortgages and changes in governmental regulation or tax policies. In addition, certain mortgage-related securities may be settled only through privately owned clearing corporations whose solvency and creditworthiness are not backed by the U.S. Government and whose operational problems may result in delays in settlement or losses to a Portfolio. Mortgage-related securities include:

.. Mortgage-backed bonds, which are secured by a first lien on a pool of single-family detached properties and are also general obligations of their issuers.

.. Mortgage pass-through bonds, which are secured by a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment.

.. Stripped agency mortgage-backed securities, which are interests in a pool of mortgages, where the cash flow has been separated into its interest only ("interest only" or "IOs") and principal only ("principal only" or "POs") components. IOs or POs, other than government-issued IOs or POs backed by fixed rate mortgages, are considered illiquid securities.


.. Other mortgage-related securities, which are other debt obligations secured by mortgages on commercial real estate or residential properties.

Below investment grade securities (or junk bonds) -- debt securities that are not rated in (or judged to be of comparable quality to) one of the top four categories by an NRSRO. These securities expose the Fund to more risks than higher rated securities, including:

..  greater doubt as to the issuer's capacity to pay interest and principal

.. greater fluctuations in market values due to individual corporate developments

.. greater risk of default for various reasons including that (a) the issuers of these securities tend to be more highly leveraged and may not have available to them more traditional methods of financing and (b) the securities are unsecured and are generally subordinated to debts of other creditors

.. greater difficulty in obtaining accurate market quotations for valuation purposes

.. increased expenses to the extent the Fund must seek recovery due to a default in payment

..  less liquid trading markets


Restricted and 4(2) securities -- securities that are not registered for sale under the Securities Act of 1933. A Portfolio can sell restricted securities only in privately negotiated transactions or in a public offering registered with the Securities and Exchange Commission ("SEC"). Subsequent to the purchase of a restricted security, SEC registration of such security may become necessary and a Portfolio that owns the security may need to pay all or part of the registration expenses and may need to wait until such registration becomes effective before it can sell the security. In addition, the absence of ready markets may delay a Portfolio's sale of a restricted security. Delays in disposing of an investment expose a Portfolio to fluctuations in value for longer periods than it desired.



Rule 144A securities -- securities that are not registered with the SEC but under certain circumstances may, pursuant to procedures approved by the Board of Directors, be determined to be liquid by the sub-investment managers and the investment manager. These securities are subject to ongoing evaluation to monitor their liquidity, and the purchase of these securities could have the effect of increasing the percent of a Portfolio's securities invested in illiquid securities. Liquidity is evaluated based on various factors including:


..  the availability of trading markets for the security

..  the frequency of trades and quotes

..  the number of dealers and potential purchasers

..  dealer undertakings to make a market

.. the nature of the security and of the marketplace trades (including disposal time, solicitation methods and mechanics of transfer)


Illiquid Securities -- No Portfolio may invest more than 15% (10% in the case of Scudder Global Equity Portfolio) of its assets in illiquid securities (as determined by SEC guidelines).


Lending portfolio securities. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code (the "Code").

Options on securities, currencies and indices. Options that are traded on recognized securities exchanges often have less of a risk of loss than those sold "over-the-counter." A Portfolio will not sell the security or currencies against which options have been written until after the option period has expired, a closing purchase transaction is executed, a corresponding put or call option has been purchased, or the sold option is otherwise covered. The sale and purchase of options involves paying brokerage commissions and other transaction costs. In addition, selling covered call options can increase the portfolio turnover rate.

The purchase and sale of index options have additional risks. For example if trading of certain securities in the index is interrupted, a Portfolio would not be able to close out options which it had purchased or sold if restrictions on exercise were also imposed. To address such liquidity concerns the Fund limits use of index options to options on indices (a) with a sufficient number of securities to minimize the likelihood of a trading halt and (b) for which there is a developed secondary market.

A Portfolio will cover any option it has sold on a stock index by (a) if the option is a call option, segregating with the Fund's custodian bank either (i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities comprising the index, or (ii) securities that substantially replicate changes in value of the securities in the index; (b) if the option is a put option, segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the exercise price; or (c) regardless of whether the option is a call or a put option, holding an offsetting position in the same option at an exercise price that is at least as favorable to the Fund.

Forward foreign currency exchange contracts. These contracts are traded in the interbank market through currency traders. The traders do not charge a fee, but they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. The use of these contracts involves various risks including:

.. inability to enter into a contract at advantageous times or with respect to the desired foreign currencies

.. poor correlation between a currency's value and any proxy currency that a Portfolio is using

..  the creditworthiness of the counterparty to the transaction

.. losses (or lost profits) due to unanticipated or otherwise adverse changes in the relative value of currencies

.. additional expense due to transaction costs or the need to purchase or sell foreign currency on the spot market to correlate with the currency delivery requirements of the contract

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will have its bank custodian segregate cash or liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

Swaps, caps, floors and collars. A Portfolio will not enter into any swap, cap, floor or collar unless the portfolio manager thinks that the other party to the transaction is creditworthy. If the other party defaults, the Portfolio may have contractual remedies pursuant to agreements related to the transaction. Portfolios for which swaps are a permissible investment can enter credit protection swap arrangements which involve the sale by the Portfolio of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

The swap market has grown substantially in recent years and the swap market has become relatively liquid due to a large number of banks and investment banks acting as principals and agents and using standardized documentation. Caps, floors and collars are more recent innovations and standardized documentation has not yet been fully developed. For that reason they are less liquid than swaps. Liquidity of swaps, caps, floors and collars will be evaluated based on various factors including:

..  the frequency of trades and quotations

..  the number of dealers and prospective purchasers in the marketplace

..  dealer undertakings to make a market

..  the nature of the instrument (including demand or tender features)

.. the nature of the marketplace (including the ability to assign or offset a Portfolio's rights and obligations)

Futures contracts and options on futures contracts. A Portfolio will cover any futures contract it has sold, or any call option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank (i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities or currency on which the futures contract (or related index) is based or (ii) securities or currencies that substantially replicate changes in value of the securities or currencies on which the futures contract (or related index) is based or (b) holding an offsetting call option on that futures contract at the same or better settlement price. A Portfolio will cover any futures contract it has purchased, or any put option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the amount payable upon settlement of such futures contract or (b) holding an offsetting call option on that futures contract at the same or better settlement price.

CERTAIN INVESTMENT LIMITATIONS

Fundamental policies are those that may not be changed without approval of the outstanding voting shares of each affected Portfolio. If such a vote is required, approval requires a favorable vote of at least the lesser of: (a) 67% of the shares represented (in person or by proxy) at a meeting and entitled to vote thereon; or (b) if at least 50% of such shares are represented at the meeting, a majority of those represented.

A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote. If the Prospectus or SAI specifically states that one or more Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of the Fund's fundamental policies. (On the other hand, any policy set forth in the Prospectus that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.) Unless otherwise indicated, all restrictions apply only at the time of purchase.

No Portfolio may:

..  borrow money to purchase securities or purchase securities on margin

.. engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933

..  issue senior securities

..  sell call options which are not covered options

.. sell put options other than to close out option positions previously entered into

.. invest in commodities or commodity contracts. In this regard, the following aspects of the Prospectus's table of "Certain Investment Practices" are non-fundamental: all of the prohibitions and limitations in item 9; the recognized exchange requirement in, and the omission of any Portfolio that invests in equity securities from, item 10; the recognized exchange requirement and the limitations on purpose in item 11; and all of item 12, except the requirement that the Portfolio must be authorized to use the underlying futures contract.

.. make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors

.. For purposes of the industry concentration limit in item 25 of the Prospectus table, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.

No more than 5% of the Scudder Global Equity Portfolio's assets will be committed to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

Non-Fundamental Policies are those that may be changed without approval of shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase. The following non-fundamental policies are in addition to those described elsewhere in the Prospectus or SAI.

.. No Portfolio will acquire securities for the purpose of exercising control over the management of any company

.. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to the Janus Mid Cap Portfolio or Janus Growth Portfolio.

..  No Portfolio may make any short sale

..  No Portfolio (except for the Janus Mid Cap Portfolio and Janus Growth
   Portfolio) may participate on a joint or joint and several basis in any trading account in securities

Insurance Law Restrictions
The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio of the Fund complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the Insurance Companies ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

INVESTMENT MANAGEMENT ARRANGEMENTS


MetLife Advisers, LLC ("MetLife Advisers") is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each sub-investment manager's fees. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.



Other than New England Life Holdings, Inc. ("NELHI"), which has the same address as MetLife Advisers, the members of MetLife Advisers consist of insurance companies whose separate accounts invest in the Fund or other registered investment companies to which MetLife Advisers serves as investment adviser. Each such insurance company's interest in MetLife Advisers entitles such insurance companies to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. NELHI owns 100% of the voting interest in MetLife Advisers. New England Life Insurance Company, a Massachusetts Corporation whose address is the same as MetLife Advisers', owns 100% of the shares of NELHI. Metropolitan Life Insurance Company ("MetLife") is the indirect owner of 100% of the shares of New England Life Insurance Company. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange.




Investment Management Agreements and Sub-investment Management Agreements MetLife Advisers and the Fund have entered into investment management agreements under which MetLife Advisers has overall management responsibility for all Portfolios. In addition, MetLife Advisers has entered into sub-investment management agreements for all other Portfolios. For simplicity, the sub-investment managers are referred to as "managers" when discussing issues affecting all of them.


Each agreement continues from year to year with annual approval by (a) the Board of Directors or a majority of that Portfolio's outstanding shares, and
(b) a majority of the Board of Directors who are not "interested persons" of any party to the agreement.

Other than permitted by the Order, any new investment management agreements (and most material changes in any such agreements) or sub-investment management agreements require shareholder approval.

Each agreement may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of a Portfolio may vote to terminate an agreement as to services provided for that Portfolio.

Managers make investment decisions and effect transactions based on information from a variety of sources including their own securities and economic research facilities. Managers are also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with their designated Portfolio(s).

Payment of Fund Expenses
As detailed in the Prospectus, MetLife Advisers also currently pays certain expenses for the Putnam Large Cap Growth, State Street Research Large Cap Value, Russell 2000 Index, MetLife Mid Cap Stock Index, and Morgan Stanley EAFE Index Portfolios to the extent they exceed certain amounts.

As detailed in the Prospectus, MetLife Advisers also currently waives or pays certain expenses over a certain amount for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios subject to possible repayment by each Portfolio over the next three years.


Apart from any such payments by MetLife Advisers, each Portfolio bears its share of all Fund expenses, including those for: (a) fees of the Fund's directors; (b) custodian and transfer agent fees; (c) audit and legal fees; (d) printing and mailing costs for the Fund's prospectuses, proxy material and periodic reports to shareholders of record or beneficial owners of shares; (e) MetLife Advisers's investment management fee; (f) brokerage commissions on portfolio transactions (including costs for acquisition, disposition, lending or borrowing of investments); (g) Fund taxes; (h) interest and other costs related to any Fund borrowing; (i) extraordinary or one-time expenses (such as litigation related costs); (j) Rule 12b-1 fees; and (k) dues of trade associations such as the Investment Company Institute.


All of the Fund's expenses, except extraordinary or one-time expenses, are accrued daily.

Management Fees
The Fund pays MetLife Advisers for its investment management services. MetLife Advisers pays the sub-investment managers for their investment management services.


The following table shows the fee schedules for the investment management fees and sub-investment management fees as a percentage per annum of the average net assets and the investment management fees paid to MetLife Advisers or MetLife (MetLife was the investment adviser until May 1, 2001) and the sub-investment manager for each Portfolio:



                                                    Investment                   Sub-Investment
                                                    Management                     Management
                                                       Fee                            Fee
                                       Average      Schedule--      Average        Schedule--
                                      Daily Net       % Per        Daily Net         % Per
Portfolio                              Assets         Annum         Assets           Annum1
---------                         ----------------- ---------- ----------------- --------------
------------------------------------------------------------------------------------------------
State Street Research             1st $500 million    .55%     1st $250 million      .40%
Investment Trust                  next $500 million   .50%     next $250 million     .35%
                                  over $1 billion     .45%     next $1.5 billion     .30%
                                                               over $2 billion       .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research Diversified 1st $500 million    .50%     1st $250 million      .35%
                                  next $500 million   .45%     next $250 million     .30%
                                  over $1 billion     .40%     over $500 million     .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research             1st $500 million    .75%     1st $500 million      .45%
Aggressive Growth                 next $500 million   .70%     next $500 million     .35%
                                  over $1 billion     .65%     next $1.5 billion     .30%
                                                               over $2.5 billion     .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Putnam Large Cap Growth           1st $500 million    .80%     1st $150 million      .50%
                                  next $500 million   .75%     next $150 million     .45%
                                  over $1 billion     .70%     over $300 million     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research Aurora      1st $500 million    .85%     1st $250 million      .55%
                                  next $500 million   .80%     next $250 million     .50%
                                  over $1 billion     .75%     next $250 million     .45%
                                                               over $750 million     .40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Putnam International Stock 2      1st $500 million    .90%     1st $150 million      .65%
                                  next $500 million   .85%     next $150 million     .55%
                                  over $1 billion     .80%     over $300 million     .45%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth    1st $100 million    .55%                           .35%
                                  next $300 million   .50%                           .30%
                                  over $400 million   .45%                           .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth    1st $50 million     .70%                           .50%
                                  over $50 million    .60%                           .40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Janus Mid Cap                     1st $100 million    .75%     1st $250 million      .50%
                                  next $400 million   .70%     next $500 million     .45%
                                  over $500 million   .65%     next $750 million     .40%
                                                               over $1.5 billion     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Scudder Global Equity             1st $50 million     .90%                           .70%
                                  next $50 million    .55%                           .35%
                                  next $400 million   .50%                           .30%
                                  over $500 million   .475%                          .275%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value    1st $250 million    .75%     1st $100 million      .45%
                                  over $250 million   .70%     next $400 million     .40%
                                                               over $500 million     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Neuberger Berman Partners         1st $100 million    .70%
Mid Cap Value                     next $250 million   .675%    1st $250 million      .45%
                                  next $500 million   .65%     next $750 million     .40%
                                  next $750 million   .625%    over $1 billion       .35%
                                  over $1.6 billion   .60%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Janus Growth                      1st $500 million    .80%     1st $250 million      .50%
                                  next $500 million   .75%     next $500 million     .45%
                                  over $1 billion     .70%     next $750 million     .40%
                                                               over $1.5 billion     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap      1st $500 million    .90%     1st $200 million      .60%
Growth                            over $500 million   .85%     next $300 million     .52%
                                                               over $500 million     .50%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research             1st $250 million    .70%     1st $100 million      .45%
Large Cap Value                   next $500 million   .65%     next $150 million     .40%
                                  over $750 million   .60%     next $250 million     .35%
                                                               next $1.5 billion     .30%
                                                               over $2 billion       .25%
------------------------------------------------------------------------------------------------




                                      Investment Management Fees
                                    For the Year Ended December 31,
                                  -----------------------------------
Portfolio                            1999        2000        2001
---------                         ----------- ----------- -----------
---------------------------------------------------------------------
State Street Research             $15,804,021 $17,076,256 $12,961,977
Investment Trust


---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research Diversified
                                  $11,893,804 $12,148,236 $10,709,985

---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research
Aggressive Growth                 $ 9,495,639 $11,798,675 $ 8,357,463


---------------------------------------------------------------------
---------------------------------------------------------------------
Putnam Large Cap Growth
                                           -- $   104,812 $   372,724

---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research Aurora

                                           -- $   102,277 $ 1,593,293

---------------------------------------------------------------------
---------------------------------------------------------------------
Putnam International Stock 2
                                  $ 2,250,241 $ 2,861,103 $ 3,362,607

---------------------------------------------------------------------
---------------------------------------------------------------------
T. Rowe Price Small Cap Growth
                                  $ 1,040,413 $ 1,749,910 $ 1,534,405

---------------------------------------------------------------------
---------------------------------------------------------------------
T. Rowe Price Large Cap Growth
                                  $   181,312 $   803,995 $ 1,060,841
---------------------------------------------------------------------
---------------------------------------------------------------------
Janus Mid Cap
                                  $ 5,844,052 $15,330,298 $ 8,632,720


---------------------------------------------------------------------
---------------------------------------------------------------------
Scudder Global Equity
                                  $   884,558 $ 1,213,183 $ 1,183,408


---------------------------------------------------------------------
---------------------------------------------------------------------
Harris Oakmark Large Cap Value
                                  $   192,890 $   316,530 $ 1,076,242

---------------------------------------------------------------------
---------------------------------------------------------------------
Neuberger Berman Partners
Mid Cap Value                     $   169,231 $   438,080 $ 1,087,854



---------------------------------------------------------------------
---------------------------------------------------------------------
Janus Growth
                                           --          -- $    38,389


---------------------------------------------------------------------
---------------------------------------------------------------------
Franklin Templeton Small Cap
Growth                                     --          -- $    38,225

---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research
Large Cap Value
                                           --          --          --


---------------------------------------------------------------------

                                            Investment           Sub-Investment
                                            Management             Management
                                               Fee                    Fee          Investment Management Fees
                                 Average    Schedule--  Average    Schedule--    For the Year Ended December 31,
                                Daily Net     % Per    Daily Net     % Per      ---------------------------------
Portfolio                        Assets       Annum     Assets       Annum1        1999       2000        2001
---------                      ------------ ---------- --------- -------------- ---------- ----------- ----------
-----------------------------------------------------------------------------------------------------------------
MetLife Stock Index            --All Assets    .25%                    *        $9,091,545 $10,575,467 $9,392,479
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                          All Assets      .25%                    *        $  239,612 $   340,601 $  521,865
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index             All Assets      .25%                    *        $  172,630 $   317,375 $  334,711
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index      All Assets      .30%                    *        $  148,862 $   274,174 $  312,492
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index    All Assets      .25%                    *                -- $    41,219 $  204,629
-----------------------------------------------------------------------------------------------------------------

--------
1 MetLife paid these fees through April 30, 2001.
2 For the year ended December 31, 1999, a lower investment management fee schedule was in effect for the Putnam International Stock Portfolio. Thus, the investment management fees set forth herein were based on the lower schedule. Such fees would have been higher if the revised fee schedule had been in effect.
* MetLife Advisers pays MetLife a sub-investment management fee for each Index Portfolio equal to the costs incurred by MetLife in providing sub-investment management services to the Portfolio.

                      DIRECTORS AND OFFICERS OF THE FUND

The Fund's Directors review actions of the Fund's investment manager and sub-investment managers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 20 Portfolios of the Fund. There is no limit to the term a Director may serve.



Interested Directors



Each Director below is an "interested person" (as defined by the Investment Company Act of 1940) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MLA, the Investment Manager of the Fund.



                           Current position(s)  Position(s)           Principal occupations over past five
Name and address      Age      with Fund*       held since*           years, including other directorships*
---------------------------------------------------------------------------------------------------------------------
Anne M. Goggin        53  Director, Chairman of    2002     Chief Counsel, Individual Business, MetLife enterprise;
Metropolitan Life         the Board, President              Trustee and Chairman of the Board, New England Zenith
Insurance Company         and Chief Executive               Fund ("Zenith Fund"); Senior Vice President and General
1 Madison Avenue          Officer                           Counsel, New England Financial ("NEF"); Chair of the
New York, NY 10010                                          Board of Managers, President and Chief Executive Officer,
                                                            MLA; Director, New England Securities Corporation
                                                            ("NES"); formerly, President, General Counsel, Secretary
                                                            and Clerk, NES, 1993-1999.
---------------------------------------------------------------------------------------------------------------------
Arthur G. Typermass   63  Director                 1998     Formerly, Senior Vice-President and Treasurer, MetLife.
43 Chestnut Street
Garden City, NY 11530
---------------------------------------------------------------------------------------------------------------------



Non-Interested Directors



Each Director below is not an "interested person" (as defined by the Investment Company Act of 1940).



                               Current position(s) Position(s)
Name and address           Age     with Fund*      held since*        Principal occupations over past five years*
------------------------------------------------------------------------------------------------------------------------
Steve A. Garban@           64       Director          1985     Formerly, Senior Vice President Finance and Operations
The Pennsylvania State                                         and Treasurer, The Pennsylvania State University.
University
208 Old Main
University Park, PA 16802
------------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf           54       Director          2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                                Foundation.
320 E. 43rd Street
New York, NY 10017
------------------------------------------------------------------------------------------------------------------------
Dean O. Morton@            70       Director          1993     Formerly, Executive Vice President, Chief Operating
3200 Hillview Avenue                                           Officer and Director, Hewlett-Packard Company.
Palo Alto, CA 94304
------------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton@   64       Director          1993     Jay W. Forrester Professor of Management at Sloan School
Massachusetts Institute of                                     of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02139
------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt@           63       Director          2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                            Founders Investments, Ltd.
San Francisco, CA 94118
------------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle           68       Director          2001     Counsel, Womble Carlyle Sandrige & Rice; formerly, Senior
400 Urbano Drive                                               Partner, Arnelle, Hastie, McGee, Willis and Greene.
San Francisco, CA 94127



Officers



                           Current position(s)  Position(s)
Name and address      Age      with Fund*       held since*        Principal occupations over past five years*
---------------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.  58  Senior Vice President    2002     Manager and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC                                       President, Zenith Fund, Since 1995; Vice President, NEF.
501 Boylston Street
Boston, MA 02116
---------------------------------------------------------------------------------------------------------------------
Peter Duffy           46  Vice President and       2000     Senior Vice President, MLA, since December 1998; Vice
MetLife Advisers, LLC     Treasurer                         President, since 2002, and Treasurer, since 1998, Zenith
501 Boylston Street                                         Fund; Second Vice President, NEF; formerly Senior Vice
Boston, MA 02116                                            President, New England Funds, L.P.
---------------------------------------------------------------------------------------------------------------------
Thomas M. Lenz        43  Vice President and       2002     General Counsel and Secretary, MLA, since 1998; Assistant
MetLife Advisers, LLC     Secretary                         General Counsel, MetLife; Vice President, since 2002, and
501 Boylston Street                                         Secretary, since 1998, Zenith Fund; formerly, Vice
Boston, MA 02116                                            President, State Street Bank and Trust Company.

                           Current position(s)  Position(s)
Name and address      Age      with Fund*       held since*       Principal occupations over past five years
-------------------------------------------------------------------------------------------------------------------
David W. Allen        45  Senior Vice President    2002     Head of Individual Life Product Management, MetLife;
Metropolitan Life                                           Senior Vice President, Zenith Fund, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------------------------------------------
Hugh McHaffie         43  Senior Vice President    2000     Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life                                           President, Zenith Fund, since 2002; formerly Vice
Insurance Company                                           President, Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt    46  Vice President           2002     Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones   46  Vice President           2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life                                           Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
-------------------------------------------------------------------------------------------------------------------


(*)Previous positions during the past five years with the Fund, MetLife, MLA, New England Zenith Fund, New England Financial, New England Funds, L.P., or New England Securities Corporation are omitted if not materially different.


(@)Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").


The Directors have been compensated as follows:


                                        (3)
                                     Pension or                  (5)
                                     Retirement    (4)          Total
                            (2)       Benefits  Estimated   Compensation
                         Aggregate    Accrued     Annual    from the Fund
          (1)           Compensation as part of  Benefits     and Fund
        Name of             from        Fund       Upon     Complex Paid
      Director(b)        Fund(a)(c)   Expenses  Retirement to Directors(b)
--------------------------------------------------------------------------
Linda B. Strumpf          $35,500        0          0         $ 35,500
--------------------------------------------------------------------------
Steve A. Garban           $37,000        0          0         $114,400
--------------------------------------------------------------------------
H. Jesse Arnelle          $19,250        0          0         $ 19,250
--------------------------------------------------------------------------
Dean O. Morton            $30,500        0          0         $112,300
--------------------------------------------------------------------------
Michael S. Scott Morton   $34,000        0          0         $116,400
--------------------------------------------------------------------------
Arthur G. Typermass       $32,500        0          0         $ 32,500
--------------------------------------------------------------------------
Toby Rosenblatt           $19,250        0          0         $ 91,250

-------------
(a)For the fiscal year ended December 31, 2001.

(b)The Fund and Fund Complex includes the State Street Research Funds and is comprised of a total of 45 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2001. All Directors were elected by the shareholders on April 27, 2001.

(c)Directors and officers who are currently active employees of MetLife receive no compensation for services rendered to the Fund other than their regular compensation from MetLife or its affiliate of which they are employees. Other directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each directors' meeting they attend, $500 for each audit or nominating committee or sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the audit committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.
-------------
   None of the above officers and directors of the Fund owns any stock of the Fund.

CODE OF ETHICS



The Fund, MetLife, MetLife Advisers, and each sub-investment manager have each adopted a Code of Ethics which establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.


PLACING PORTFOLIO TRANSACTIONS


Each Portfolio's manager has day-to-day responsibility for selecting broker-dealers who will process investment transactions for the Portfolio. In the discussion that follows, the term broker-dealer includes both brokers (brokerage firms who act as agents in purchases or sales of portfolio investments by the Fund) and dealers (investment firms who act for their own account in selling or purchasing securities to or from the Fund).




Primary Policy

Each manager's policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Fund "best execution". To this end, when selecting the best broker-dealer for a given transaction, a manager may consider one or more of the following:


..  the price of the security or instrument

..  the nature of the market for the security or instrument

..  the size and difficulty of the order

.. the execution experience of the broker-dealer with respect to specific markets or securities (see, for example, "Fixed Income Securities" and "Over-the-Counter Securities Market" below)

..  confidentiality

..  the broker-dealer's financial responsibility

.. the competitiveness of the commission or spread (see "Competitiveness of Commission Rates and Net Prices" below)

..  proven integrity and reliability

..  the quality of execution

..  the broker-dealer's research and statistical services and capabilities (see
   "Research and Statistical Services" below)

..  the broker-dealer's capital clearance and settlement capabilities

..  desired timing of the trade

.. any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements (see "Directed Brokerage" below)

Research and Statistical Services
When more than one firm satisfies the Portfolio's other standards, managers may consider the range of services and capabilities that those broker-dealers provide, including:

.. recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

.. seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

.. access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

.. products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

.. statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements



Multiple Uses for Services The same research and statistical products and services may be useful for multiple accounts. Managers may use such products and services when managing any of their investment accounts. Therefore, managers may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include any Portfolio) in the management of the same or any such other account (which, again, may or may not include that Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in a manager's investment decision process, then the manager may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the manager with the investment decision process may be considered by the manager in allocating transactions to broker-dealers.

Competitiveness of Commission Rates and Net Prices

Managers try to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolios occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, managers evaluate the reasonableness of a commission or net price for each transaction.


Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:

..  the difficulty of execution and settlement

.. the size of the transaction (number of shares, dollar amount, and number of clients involved)

..  historical commission rates or spreads

..  rates and prices quoted by other brokers and dealers

.. familiarity with commissions or net prices paid by other institutional investors

..  the level and type of business done with the broker-dealer over time

..  the extent to which broker or dealer has capital at risk in the transaction

After considering a combination of all the factors, managers may not necessarily select the broker with the lowest commission rate or the dealer with the lowest net price. Managers may or may not ask for competitive bids based on their judgment as to whether such bids would have a negative effect on the execution process.




Managers rely on Section 28(e) of the Securities Exchange Act of 1934 which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.




Directed Brokerage

The Fund may request that managers also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Fund shall require that managers effect transactions with specified broker-dealers only if the manager continues to achieve best execution.


Fixed Income Securities

Portfolio transactions with fixed income securities, including notes and money market instruments, are generally purchased from the issuers or dealers on a net basis, with no stated commission paid, although the price usually includes undisclosed compensation.




Bunching of Orders
When securities are purchased or sold for a Portfolio, managers may also be purchasing or selling the same securities for other accounts. Managers may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, managers allocate aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. Managers also consider the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in a particular Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.



Harris Associates L.P. may use its affiliate, Harris Associates Securities L.P., and Neuberger Berman Management Inc. may use its affiliate, Neuberger Berman, LLC (the

"affiliated brokers") as brokers for effecting securities transactions for the respective portfolios for which they are the managers. The Board of Directors, including a majority of the directors who are not "interested" directors, has determined that securities transactions for a Portfolio may be executed through these affiliated brokers, if, in the judgment of the manager, the use of the affiliated broker is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and, if, in such transactions, the affiliated broker charges the Portfolio commission rates at least as favorable as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Directors has adopted procedures designed to provide that commissions, fees or other remuneration paid to affiliated brokers are consistent with this standard.



Brokerage commissions paid to Harris Associates Securities, L.P. during 2001 totaled $201,508 . This represented 43% of the total commissions paid by the Harris Oakmark Large Cap Value Portfolio during 2001. Brokerage transactions directed to Harris Associates Securities, L.P. amounted to 49% of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2001.



Brokerage commission paid to Neuberger Berman, LLC during 2001 totaled $321,496. This represented 37% of the total commissions paid by the Neuberger Berman Partners Mid Cap Value Portfolio during 2001. Brokerage transactions directed to Neuberger Berman, LLC amounted to 37% of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2001.


The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 1999, 2000 and 2001:


Portfolio                1999       2000       2001

State Street Research $2,669,281 $2,339,779 $3,846,507
Diversified

State Street Research $5,614,065 $5,047,718 $6,296,788
Investment Trust

State Street Research $2,687,582 $2,437,664 $2,938,548
Aggressive Growth

Putnam                $1,584,912 $1,185,663 $  922,679
International Stock

T. Rowe Price Small   $  180,042 $  309,732 $  196,896
Cap Growth

T. Rowe Price Large   $   55,158 $  238,407 $  250,041
Cap Growth

Janus Mid Cap         $1,007,044 $1,566,966 $2,144,187

Scudder Global Equity $  183,800 $  258,622 $  163,342

Harris Oakmark Large  $   71,883 $  172,358 $  455,515
Cap Value

Neuberger Berman      $  126,856 $  433,219 $  853,840
Partners Mid Cap
Value

MetLife Stock Index   $  369,088 $  163,903 $   94,444

Lehman Brothers              N/A        N/A        N/A
Aggregate Bond Index

Russell 2000 Index    $  150,280 $   89,034 $   57,584

Morgan Stanley EAFE   $  198,582 $  116,051 $  126,492

Putnam Large Cap             N/A $   22,070 $   87,382
Growth

State Street Research        N/A $   61,630 $  328,594
Aurora

MetLife MidCap Stock         N/A $  163,903 $   45,468
Index
Janus Growth                 N/A        N/A $   31,327
Franklin Templeton
 Small Cap Growth            N/A        N/A $   14,791


SHAREHOLDER MEETINGS

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. Also, if 10% or more of the outstanding shares request a shareholders' meeting, then by a vote of two-thirds of the Fund's outstanding shares (as of a designated record date) a director may be removed from office. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

VOTING


Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or investment management agreement.



Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.


SALE AND REDEMPTION OF SHARES

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.


The Fund has a distribution agreement with MetLife. MetLife serves as distributor (the "Distributor") of the Fund's Class A, Class B, and Class E shares. Pursuant to the Class B and Class E Distribution Plan (the "Plan") adopted under Rule 12b-1 under the 1940 Act, the Fund compensates the distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.


The Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of a Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the distribution agreement, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.


The amounts the Fund pays the Distributor will be used to compensate the Insurance Companies (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.



The Plan is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Plan authorizes the Distributor to receive fees for performing (or causing to be performed) the following services:


   (a)the printing and mailing of Fund prospectuses, statements of additional information and reports for prospective purchasers of Contracts investing in Class B or Class E shares;

   (b)the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

   (c)holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

   (d)obtaining information and providing explanations to Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

   (e)training sales personnel regarding the Fund;

   (f)compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; and

   (g)personal services and/or maintenance of Contract owner accounts with respect to Class B or Class E shares attributable to such accounts.


The Board of Directors, including the independent directors, has determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit each Portfolio's Class B and Class E shareholders and has approved the Plan's adoption.



The Plan and any related agreement entered into by the Fund, will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the independent directors who have no direct or indirect financial interest in the preparation of the Plan or in any agreements relating to the Plan ("Qualified Directors"), cast in person at a meeting called for the purpose of voting on the Plan or any related agreement. Also, the Plan and any such agreement may be terminated as to the Class B or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B or Class E shares of the Portfolio or by vote of a majority of the Qualified Directors. The Plan also provides that it may not be amended, with respect to any class, to increase the amount of fees payable thereunder without the approval of shareholders of that class.






The Fund may suspend sales and redemptions of a Portfolio's shares during any period when (a) trading on the New York Stock Exchange is restricted or the Exchange is closed (other than customary weekend and holiday closings); (b) an emergency exists which makes disposing of portfolio securities or establishing a Portfolio's net asset value impractical; or (c) the Securities and Exchange Commission orders suspension to protect Portfolio shareholders.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g. changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

PRICING OF PORTFOLIO SECURITIES

Portfolio securities are priced as described in the table that follows. If the data necessary to employ the indicated pricing methods are not available, the investment will be assigned a fair value in good faith pursuant to procedures approved by the Board of Directors. Such "fair value" pricing may also be used if the customary pricing procedures are judged for any reason to result in an unreliable valuation.


If no current market value is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the sub-investment managers of the Portfolios.

                          PRICING OF SECURITIES CHART



                                                                                           Value
                                                                 Average               Established by
                                                      Last       Between                 Recognized
                           Last                       Spot      Last Bid                Exchange or
                           Sale        Last Bid      Price      and Asked                  Other
                         (primary      (primary     (primary    (primary    Amortized    Recognized
                         market)       market)      market)      market)      Cost*       Sources
-----------------------------------------------------------------------------------------------------
Portfolio Securities
Traded on Domestic     All
Stock Exchanges        Portfolios1
-----------------------------------------------------------------------------------------------------
Portfolio Securities
Traded Primarily
on Non-Domestic        All
Securities Exchanges   Portfolios1
-----------------------------------------------------------------------------------------------------
Securities Listed or                 All                       All
Traded on More than    All           Portfolios3               Portfolios2
One Exchange           Portfolios1   S2                        except S
-----------------------------------------------------------------------------------------------------
Domestic Securities
Traded in the Over     All           All
the Counter Market     Portfolios/1/ Portfolios/2/
-----------------------------------------------------------------------------------------------------
Non-U.S. Securities                  All
Traded in the Over     All           Portfolios2
the Counter Market     Portfolios/1/ except NB                 NB2
-----------------------------------------------------------------------------------------------------
Short-term
Instruments with
Remaining Maturity
of Sixty Days or                                                           All
Less                                                                       Portfolios1
-----------------------------------------------------------------------------------------------------
Options on Securities,
Indices, or Futures    All                                     All
Contracts              Portfolios1                             Portfolios2
-----------------------------------------------------------------------------------------------------
                                                   All
Currencies                                         Portfolios1
-----------------------------------------------------------------------------------------------------
                                                                                        All
Futures Contracts                                                                       Portfolios1

-------------
     1. primary method used
     2. if primary method is unavailable
     3. if both primary and secondary methods are unavailable


    NB. Neuberger Berman Partners Mid Cap Value Portfolio Only
     S. Scudder Global Equity Portfolio Only


     * Amortized Cost Method: Securities are valued at the cost on the date of purchase and thereafter, a constant proportionate amortization value is assumed until maturity of any discount or premium (regardless of fluctuating interest rates on the market value of the security). Maturity is deemed to be the next date on which the interest rate is to be adjusted. Note, using this method may result in different yield and net asset values than market valuation methods.

TAXES

The following summarizes some of the relevant tax considerations associated with the Fund. It is not a complete explanation and should not substitute for careful tax planning and consulting with individual tax advisers.

The Fund's tax attributes are allocated among the Portfolios as if they were separate corporations. For example, if a Portfolio has a net capital loss for a taxable year, including any allocated net capital loss carryforwards, such loss(es) will only offset net capital gains of that Portfolio. Also, each Portfolio stands alone to determine that Portfolio's net ordinary income or loss.

The Fund currently qualifies (and intends to continue to qualify) as a "regulated investment company" under the Code. To qualify, among other things, each Portfolio must derive at least 90% of its gross income from dividends, interest, payments for security loans, and gains or other income derived from each Portfolio's business of investing in stocks, securities or foreign currencies. As a regulated investment company, the Fund does not pay federal income tax on net ordinary income and net realized capital gains distributed to shareholders. A nondeductible 4% excise tax applies to any regulated investment company on any excess of required distributions for the calendar year over the amount actually distributed. The Fund must distribute 98% of its ordinary income and capital gain net income. The Fund does not expect to incur excise taxes.

Dividends paid by a Portfolio from its ordinary income, and distributions of its net realized short-term capital gains, are taxable to the shareholder as ordinary income. Generally, any of a Portfolio's income which represents dividends on common or preferred stock of a domestic corporation (rather than interest income), distributed to the Insurance Companies may be deducted as dividends received, to the extent the deduction is available to a life insurance company.

Distributions from the Fund's net realized long-term gains are taxable to the Insurance Companies as long-term capital gains regardless of the holding period of the Portfolio shares. Long-term capital gain distributions are not eligible for the dividends received deduction.

Dividends and capital gains distributions may also be subject to state and local taxes.

The Fund complies with section 817(h) of the Code and its related regulations. This means that the Fund generally may issue shares only to life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts ("variable insurance contracts") and the general account of MetLife which provided the initial capital for the Portfolios. The prospectus for the Contracts discusses in more depth the taxation of segregated asset accounts and of the Contract owner.

Section 817(h) of the Code and related regulations require segregated asset accounts investing in the Portfolios to diversify. These diversification requirements, which are in addition to those imposed on the Fund under the 1940 Act and under Subchapter M of the Code, may affect selection of securities for the Portfolios. Failing to meet Section 817(h) requirements may have adverse tax consequences for the insurance company offering the variable insurance contract and result in immediate taxation of the contract owner if the investment in the contract has appreciated in value.

The Treasury Department may possibly adopt regulations or the IRS may issue a revenue ruling which may deem a Contract owner, rather than the insurance company, to be treated as owner of the assets of a segregated asset account based on the extent of investment control by the contract owner. As a result, the Fund may take action to assure that a Contract continues to qualify as a variable insurance contract under federal tax laws. For example, the Fund may alter the investment objectives of a Portfolio or substitute shares of one Portfolio for those of another. To the extent legally necessary, a change of investment objectives or share substitution will only occur with prior notice to affected shareholders, approval by a majority of shareholders and approval by the Securities and Exchange Commission.

Several unique tax considerations arise in connection with a Portfolio which may invest in foreign securities. The Portfolio may have to pay foreign taxes, which could reduce its investment performance. Dividends paid by a Portfolio corresponding to dividends paid by non-United States companies do not qualify for the dividends received deduction.

Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through to the Insurance Companies any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the Insurance Companies. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to the Insurance Companies.

GENERAL INFORMATION

Independent Auditors
The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, is the Fund's independent auditor. The Fund's financial statements for the 12 months ended December 31, 2001 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

Custodian and Transfer Agent
State Street Bank and Trust Company is the custodian of the assets of all Portfolios. The custodian's duties include safeguarding and controlling the Fund's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Portfolio securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the Book-entry system of the Federal Reserve System or with Depository Trust Company. State Street Bank and Trust Company is also the Fund's transfer agent.

Index Sponsors
The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL,

PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE (R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE (R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE (R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE (R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE (R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY,

COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

FINANCIAL STATEMENTS


The Fund's financial statements for periods ending December 31, 2001, and the related schedules of investments for each Portfolio and report of independent auditors thereon, are included in the Fund's annual report to shareholders for 2001 and are incorporated by reference into this SAI.

                                   APPENDIX

          DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS

Rating Moody's Investor Service, Inc. (Moody's) Description  Rating Standard & Poor's Rating Group (S&P) Description
-----------------------------------------------------------------------------------------------------------------------
 Aaa   Bonds with this rating are judged to be of the best    AAA   An obligation with this rating has the highest
       quality, carrying the smallest degree or investment          rating assigned by S&P. The obligor's capacity
       risk. They are generally referred to as "gilt edged."        to meet its financial commitment on the
       Interest payments are protected by a large or by an          obligation is extremely strong.
       exceptionally stable margin and principal is secure.
       While the various protective elements are likely to
       change, such changes as can be visualized are most
       unlikely to impair the fundamentally strong position
       of such issues.
-----------------------------------------------------------------------------------------------------------------------
 Aa    Bonds with this rating are judged to be of high        AA    An obligation with this rating differs from the
       quality by all standards. Together with the Aaa              highest obligations only in small degree. The
       group, they comprise what are generally known as             obligor's capacity to meet its financial
       high-grade bonds. They are rated lower than the              commitment on the obligation is very strong.
       best bonds because margins of protection may not be
       as large as in Aaa securities or fluctuation of
       protective elements may be of greater amplitude or
       there may be other elements present which make the
       long-term risks appear somewhat greater than in
       Aaa securities.
-----------------------------------------------------------------------------------------------------------------------
 A     Bonds with this rating possess many favorable          A     An obligation with this rating is somewhat more
       investment attributes and are to be considered as            susceptible to the adverse effects of changes in
       upper-medium-grade obligations. Factors giving               circumstances and economic conditions than
       security to principal and interest are considered            obligations in higher-rated categories. However,
       adequate, but elements may be present which                  the obligor's capacity to meet its financial
       suggest a susceptibility to impairment sometime in           commitment on the obligation is still strong.
       the future.
-----------------------------------------------------------------------------------------------------------------------
 Baa   Bonds with this rating are considered as medium        BBB   An obligation with this rating exhibits adequate
       grade obligations, i.e., they are neither highly             protection parameters. However, adverse
       protected nor poorly secured. Interest payments and          economic conditions or change circumstances are
       principal security appear adequate for the present           more likely to lead to weakened capacity of the
       but certain protective elements may be lacking or            obligor to meet its financial commitment on the
       may be characteristically unreliable over any great          obligation.
       length of time. Such bonds lack outstanding
       investment characteristics and in fact have
       speculative characteristics as well.
-----------------------------------------------------------------------------------------------------------------------
 Ba    Bonds with this rating are judged to have              BB    An obligation with this rating has significant
       speculative elements; their future cannot be                 speculative characteristics, but is less vulnerable
       considered as well-assured. Often, the protection of         to nonpayment than bonds in the lower ratings.
       interest and principal payments may be very                  However, it faces major ongoing uncertainties or
       moderate, and thereby not well safeguarded during            exposure to adverse business, financial or
       both good and bad times over the future.                     economic conditions which could lead to the
       Uncertainty of position characterizes bonds in this          obligor's inadequate capacity to meet its financial
       class.                                                       commitment on the obligation.
-----------------------------------------------------------------------------------------------------------------------
 B     Bonds with this rating generally lack characteristics  B     An obligation with this rating is more vulnerable
       of the desirable investment. Assurance of interest           to nonpayment than obligations rated BB, but
       and principal payments of maintenance of other               the obligor currently has the capacity to meet its
       terms of the contract of any long period of time may         financial commitment on the obligation. Adverse
       be small.                                                    business, financial or economic conditions will
                                                                    likely impair the obligator's capacity or
                                                                    willingness to meet its financial commitment on
                                                                    the obligation.

Rating    Moody's Investor Service, Inc. (Moody's) Description Rating  Standard & Poor's Rating Group (S&P) Description
------------------------------------------------------------------------------------------------------------------------
Caa       Bonds with this rating are of poor standing.         CCC     An obligation with this rating is currently
          Such issues may be in default or there may be                vulnerable to nonpayment, and is dependent
          present elements of danger with respect to                   upon favorable business, financial, and economic
          principal or interest.                                       conditions for the obligor to meet its financial,
                                                                       and economic commitment on the obligation. In
                                                                       the event of adverse business, financial or
                                                                       economic conditions, the obligor is not likely to
                                                                       have the capacity to meet its financial
                                                                       commitment on the obligation.
------------------------------------------------------------------------------------------------------------------------
Ca        Bonds with this rating represent obligations         C       An obligation with this rating may be used to
          which are speculative in a high degree. Such                 cover a situation where a bankruptcy petition
          issues are often in default or have other marked             has been filed or similar action has been taken,
          shortcomings.                                                but payments on this obligation are being
                                                                       continued.
------------------------------------------------------------------------------------------------------------------------
C         Bonds with this rating are the lowest rated class    D       An obligation rated D is in payment default. This
          of bonds, and issues so rated can be regarded as             rating category is used when payments on an
          having extremely poor prospects of ever                      obligation are not made on the date due even if
          attaining any real investment standing.                      the applicable grace period has not expired,
                                                                       unless S&P believes that such payments will be
                                                                       made during such grace period. This rating also
                                                                       will be used upon the filing of a bankruptcy
                                                                       petition on an obligation are jeopardized.
------------------------------------------------------------------------------------------------------------------------
1         This modifier is used with Aa, A, Baa, Ba and B      (+)/(-) These modifiers are used with ratings from AA
          ratings and indicates the bond possesses                     to CCC to show relative standing within the
          strongest investment attributes within the                   rating category.
          rating class.
------------------------------------------------------------------------------------------------------------------------
No Rating This might arise if: (1) an application for rating   r       This symbol attached to the ratings of
          was not received or accepted; (2) the issue or               instruments with significant non credit risks. It
          issuer belongs to a group of securities that are             highlights risks to principal or volatility of
          not rated as a matter of policy;                             expected returns which are not addressed in the
          (3) there is a lack of essential data pertaining to          credit rating. Examples include: obligations
          the issue or issuer; (4) the issue was privately             linked or indexed to equities, currencies or
          placed in which case the rating is not published             commodities; obligations exposed to severe
          in the Moody's publication; or                               prepayment risk such as interest only principal
          (5) the rating was suspended or withdrawn                    only mortgage securities; and obligations with
          because new and material circumstances arose,                unusually risky interest terms, such as inverse
          the effects of which preclude satisfactory                   floaters.
          analysis; there is no longer available reasonable
          up-to-date data to permit a judgment to be
          formed; a bond is called for redemption or for
          other reasons.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Rating   Moody's Investor Service, Inc. (Moody's) Description  Rating     Standard & Poor's Rating Group (S&P) Description
-----------------------------------------------------------------------------------------------------------------------------
Prime     Commercial paper with this rating is the highest     A         Commercial paper with this rating is the highest
          rated based on the following factors: (1)                      based on: (1) liquidity ratios are adequate to
          management of the issuer; (2) economics of the                 meet cash requirements; (2) the issuer's long-
          issuer's industry or industries and the                        term senior debt is rated "A" or better, although
          speculative-type risks which may be inherent in                in some cases "BBB" or better may be allowed;
          certain areas; (3) the issuer's products in relation           (3) the issuer has access to at least two additional
          to competition and customer acceptance; (4)                    channels of borrowing; (4) the issuer's basic
          liquidity; (5) amount and quality of long-term                 earnings and cash flow have an upward trend
          debt; (6) trend of earnings over a period of 10                with allowance made for unusual circumstances;
          years; (7) financial strength of any parent and the            (5) Typically, the issuer's industry is well
          relationships which exist with the issuer; and (8)             established and the issuer has a strong position
          recognition by the management of obligations                   within the industry; and (6) the reliability and
          which may be present or may arise as a result of               quality of management are unquestioned.
          public interest questions and preparations to
          meet such obligations.
-----------------------------------------------------------------------------------------------------------------------------
1, 2 or 3 These modifiers indicates the relative degree to     1, 2 or 3 These modifiers indicate the relative degree to
          which the commercial paper possesses the                       which the commercial paper possesses the
          qualities that are required to receive a Prime                 qualities that are required to receive an A
          rating.                                                        rating.
-----------------------------------------------------------------------------------------------------------------------------
                                                               (+)       Commercial paper with an A-1 rating can be
                                                                         further modified with this modifier to show that
                                                                         they possess overwhelming safety
                                                                         characteristics.

                          PART C.  OTHER INFORMATION

Item 23.  Exhibits


  Exhibit
  Number                                      Description
  ------                                      -----------
(a)(a).     --Articles of Incorporation of Registrant, as amended May 23, 1983*

(a)(b).     --Articles Supplementary of Registrant*

(a)(c).     --Articles Supplementary of Registrant*

(a)(d).     --Articles Supplementary of Registrant*

(a)(e).     --Articles Supplementary of Registrant*

(a)(f).     --Articles Supplementary of Registrant*

(a)(g).     --Articles Supplementary of Registrant*

(a)(h).     --Articles Supplementary of Registrant@@@

(a)(i).     --Articles Supplementary of Registrant*****

(a)(j).     --Articles Supplementary of Registrant+

(a)(k).     --Articles Supplementary of Registrant+++

(a)(l).     --Articles Supplementary of Registrant++++

(a)(m).     --Articles of Amendment****

(a)(n).     --Articles of Amendment@@@@@

(a)(o).     --Articles of Amendment++++

(b)(a).     --By-Laws of Registrant, as amended January 27, 1988*

(b)(b).     --Amendment to By-Laws Dated April 24, 1997***

(c).        --None, other than Exhibits (a) and (b) above

(d)(a)(1).  --Investment Management Agreement relating to State Street Research Aggressive
              Growth Portfolio#

(d)(a)(2).  --Investment Management Agreement relating to State Street Research Diversified
              Portfolio#

(d)(a)(3).  --Investment Management Agreement relating to State Street Research Investment
              Trust Portfolio#

(d)(a)(4).  --Investment Management Agreement relating to State Street Research Aurora
              Portfolio#

(d)(a)(5).  --Investment Management Agreement relating to Putnam International Stock
              Portfolio#

(d)(a)(6).  --Investment Management Agreement relating to Putnam Large Cap Growth
              Portfolio#

(d)(a)(7).  --Investment Management Agreement relating to Harris Oakmark Large Cap Value
              Portfolio#

(d)(a)(8).  --Investment Management Agreement relating to Janus Mid Cap Portfolio#

(d)(a)(9).  --Investment Management Agreement relating to Janus Growth Portfolio#

(d)(a)(10). --Investment Management Agreement relating to Neuberger Berman Partners
              Mid Cap Value Portfolio#

(d)(a)(11). --Investment Management Agreement relating to Scudder Global Equity Portfolio#

(d)(a)(12). --Investment Management Agreement relating to T. Rowe Price Large Cap Growth
              Portfolio#

(d)(a)(13). --Investment Management Agreement relating to T. Rowe Price Small Cap Growth
              Portfolio#

  Exhibit
  Number                                        Description
  ------                                        -----------

(d)(a)(14). --Investment Management Agreement relating to Lehman Brothers Aggregate Bond
              Index Portfolio#

(d)(a)(15). --Investment Management Agreement relating to MetLife Stock Index Portfolio#

(d)(a)(16). --Investment Management Agreement relating to MetLife Mid Cap Stock Index
              Portfolio#

(d)(a)(17). --Investment Management Agreement relating to Morgan Stanley EAFE Index
              Portfolio#

(d)(a)(18). --Investment Management Agreement relating to Russell 2000 Index Portfolio#

(d)(a)(19). --Investment Management Agreement relating to Franklin Templeton Small Cap Growth
              Portfolio#

(d)(a)(20). --Investment Management Agreement relating to State Street Research Large Cap
              Value Portfolio@

(d)(b)(1).  --Investment Management Agreement relating to State Street Research Aggressive
              Growth Portfolio#

(d)(b)(2).  --Sub-Investment Management Agreement relating to State Street Research Diversified
              Portfolio#

(d)(b)(3).  --Sub-Investment Management Agreement relating to State Street Research Investment
              Trust Portfolio#

(d)(b)(4).  --Sub-Investment Management Agreement relating to State Street Research Aurora
              Portfolio#

(d)(b)(5).  --Sub-Investment Management Agreement relating to Putnam International Stock
              Portfolio#

(d)(b)(6).  --Sub-Investment Management Agreement relating to Putnam Large Cap Growth
              Portfolio#

(d)(b)(7).  --Sub-Investment Management Agreement relating to Harris Oakmark Large Cap Value
              Portfolio#

(d)(b)(8).  --Sub-Investment Management Agreement relating to Janus Mid Cap Portfolio@

(d)(b)(9).  --Sub-Investment Management Agreement relating to Janus Growth Portfolio@

(d)(b)(10). --Sub-Investment Management Agreement relating to Neuberger Berman Partners Mid
              Cap Value Portfolio#

(d)(b)(11). --Sub-Investment Management Agreement relating to Scudder Global Equity Portfolio@

(d)(b)(12). --Sub-Investment Management Agreement relating to T. Rowe Price Large Cap Growth
              Portfolio#

(d)(b)(13). --Sub-Investment Management Agreement relating to T. Rowe Price Small Cap Growth
              Portfolio#

(d)(b)(14). --Sub-Investment Management Agreement relating to Lehman Brothers Aggregate
              Bond Index Portfolio#

(d)(b)(15). --Sub-Investment Management Agreement relating to MetLife Stock Index Portfolio#

(d)(b)(16). --Sub-Investment Management Agreement relating to MetLife Mid Cap Stock Index
              Portfolio#

(d)(b)(17). --Sub-Investment Management Agreement relating to Morgan Stanley EAFE Index
              Portfolio#

(d)(b)(18). --Sub-Investment Management Agreement relating to Russell 2000 Index Portfolio#

(d)(b)(19). --Sub-Investment Management Agreement relating to Franklin Templeton Small Cap
              Growth Portfolio#

(d)(b)(20). --Sub-Investment Management Agreement relating to State Street Research Large Cap
              Value Portfolio@

 Exhibit
 Number                                           Description
 ------                                           -----------

(e)(a).    --Distribution Agreement*

(e)(b).    --Addendum to Distribution Agreement*

(e)(c).    --Second Addendum to Distribution Agreement*

(e)(d).    --Third Addendum to Distribution Agreement+++

(e)(e).    --Fourth Addendum to Distribution Agreement++++

(f).       --None

(g)(a).    --Custodian Agreement with State Street Bank and Trust Company*

(g)(b).    --Revised schedule of remuneration*

(g)(c).    --Amendment to Custodian Agreement*

(g)(d).    --Amendments to Custodian Agreement*

(g)(e).    --Amendment to Custodian Agreement#

(h)(a).    --Transfer Agency Agreement*

(h)(b).    --Agreement relating to the use of the "Metropolitan" name and service marks*

(h)(c).    --Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and
             Lehman Brothers Aggregate Bond Index Portfolio@@@@

(h)(d).    --Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock Index
             Portfolios (fee schedule omitted)+

(h)(e).    --Form of Participation Agreement+

(h)(f)(1). --Restated Expense Agreement#

(h)(f)(2). --Expense Agreement@

(i)(a).    --Opinion and Consent of Counsel with respect to the shares of the State Street Research
             Growth, State Street Research Income and State Street Research Money Market
             Portfolios*

(i)(b).    --Opinion and Consent of Counsel with respect to the shares of the State Street Research
             Diversified and GNMA Portfolios*

(i)(c).    --Opinion and Consent of Counsel with respect to the shares of the State Street Research
             Aggressive Growth and Equity Income Portfolios*

(i)(d).    --Opinion and Consent of Counsel with respect to the shares of the MetLife Stock Index
             Portfolio*

(i)(e).    --Opinion and Consent of Counsel with respect to the shares of the Santander International
             Stock Portfolio*

(i)(f).    --Opinion and Consent of Counsel with respect to the shares of the Loomis Sayles High
             Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity
             Portfolios**
(i)(g).    --Opinion and Consent of Counsel with respect to the shares of the Neuberger Berman
             Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Harris Oakmark Large Cap
             Value, Lehman Brothers Aggregate Bond Index, Russell 2000 Index and Morgan Stanley
             EAFE Index Portfolios****

(i)(h).    --Opinion and Consent of Counsel with respect to the shares of the Putnam Large Cap
             Growth, State Street Research Aurora Small Cap Value and MetLife Mid Cap Index
             Portfolios.-+

(i)(i).    --Opinion and Consent of Counsel with respect to the A Class, B Class and E Class shares of each Portfolio++++

Exhibit Number                                    Description
--------------                                    -----------

   (j)(a).     --Consent of Independent Public Accountants@

   (j)(b).     --Consent of Freedman, Levy, Kroll & Simonds*

   (k).        --None

   (l)(a).     --Stock Purchase Agreement*

   (l)(b).     --Supplementary Stock Purchase Agreement*

   (l)(c).     --Second Supplementary Stock Purchase Agreement*

   (l)(d).     --Third Supplementary Stock Purchase Agreement*

   (l)(e).     --Fourth Supplementary Stock Purchase Agreement*

   (l)(f).     --Fifth Supplementary Stock Purchase Agreement*

   (l)(g).     --Sixth Supplementary Stock Purchase Agreement**

   (l)(h).     --Seventh Supplementary Stock Purchase Agreement*****

   (l)(i).     --Eighth Supplementary Stock Purchase Agreement++

   (l)(j).     --Ninth Supplementary Stock Purchase Agreement++++

   (m).        --Class B Distribution Plan+++

   (m)(a).     --Class B and Class E Distribution Plan++++

   (n).        --Rule 18f-3 Plan+

   (n)(a).     --Revised Rule 18f-3 Plan++++

   (o).        --None

   (p)(a).     --Metropolitan Series Fund, Inc. Code of Ethics+

   (p)(b).     --Metropolitan Life Insurance Company Statement of Policy with Respect to Material
                 Nonpublic Information+

   (p)(c).     --Codes of Ethics of Sub-Investment Managers++++

   (p)(d).     --MetLife Advisors, LLC Code of Ethics++++

   (q).        --Specimen Price Make-Up Sheet+

   (r).        --Powers of Attorney@

--------
   @ Filed herewith.
   * Incorporated by reference to the filing of Post-Effective Amendment No. 17 to this Registration Statement on April 30, 1996.
  ** Incorporated by reference to the filing of Post-Effective Amendment No. 19 to this Registration Statement on February 27, 1997.
 *** Incorporated by reference to the filing of Post-Effective Amendment No. 20 to the Registration Statement on April 2, 1998.
**** Incorporated by reference to the filing of Post Effective Amendment No. 22 to the Registration Statement on October 6, 1998.
***** Incorporated by reference to the filing of Post Effective Amendment No.
      23 to theRegistration Statement on January 11, 1999.
  @@ Powers of Attorney for all signatories except for Messrs. Typermass, and Duffy and Ms. Strumpf are incorporated by reference to the filing of Post-Effective Amendment No. 17 to this Registration Statement on April 30, 1996. The Power of Attorney for Mr. Typermass is incorporated by reference to the filing of Post-Effective Amendment No. 21 on July 30, 1998. The Power of Attorney for Ms. Strumpf is incorporated by reference to the filing of Post-Effective Amendment No. 27 on September 29, 2000. The Power of Attorney for Mr. Duffy is incorporated by reference to the filing of Post-Effective Amendment No. 28 on November 30, 2000.


 @@@ Incorporated by reference to the filing of Post Effective Amendment No. 18 on December 18, 1996.
@@@@ Incorporated by reference to the filing of Post Effective Amendment No. 24 on April 1, 1999.

@@@@@Incorporated by reference to the filing of Post Effective Amendment No. 25 on January 19, 2000.
   + Incorporated by reference to the filing of Post-Effective Amendment No. 26 on April 6, 2000.
  ++ Incorporated by reference to the filing of Post-Effective Amendment No. 27 on September 29, 2000.
 +++ Incorporated by reference to the filing of Post-Effective Amendment No. 28 on November 30, 2000.
++++ Incorporated by reference to the filing of Post-Effective Amendment No. 30 on April 4, 2001.

   # Incorporated by reference to the filing of Post-Effective Amendment No. 31 on January 29, 2002.


Item 24.  Persons Controlled by or Under Common Control with the Fund

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             AS OF DECEMBER 31, 2001

Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)

     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B.   MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C.   Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D.   SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E.   Metropolitan Tower Realty Company, Inc. (DE)

F.   MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) Security First Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) Security First Financial Agency, Inc. (TX)

G.   MetLife CC Holding Company (DE)

H.   VirtualFinances.com, Inc. (DE)

I.   Metropolitan Tower Life Insurance Company (DE)

J.   MetLife Security Insurance Company of Louisiana (LA)

K.   Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

L.   MetLife Securities, Inc. (DE)

M.   23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

N. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

O.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

P.   MetLife Holdings Luxembourg S.A. (Luxembourg)

Q.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

R.   MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8)  Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9)  MetLife Saengmyoung Insurance Company Ltd. (Korea)

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by Metropolitan Life Seguros E Previdencia Privado S.A.

S.   Metropolitan Marine Way Investments Limited (Canada)

T. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

U. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

V.   Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

W.   One Madison Merchandising L.L.C. (CT)

X.   Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

Y.   MetPark Funding, Inc. (DE)

Z.   Transmountain Land & Livestock Company (MT)

AA.  MetLife Trust Company, National Association (United States)

AB.  Benefit Services Corporation (GA)

AC.  GA Holding Corp. (MA)

AD.  CRH Co., Inc. (MA)

AE.  334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AF.  L/C Development Corporation (CA)

AG. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AH. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AI. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AJ.  MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

     2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)

                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)

                        (b) Nathan and Lewis Associates of Texas, Inc. (TX)

     (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

     (4) Nathan & Lewis of Nevada, Inc. (NV)

          iii) MetLife Advisers, LLC (MA)

               b) Omega Reinsurance Corporation (AZ)

               c) New England Pension and Annuity Company (DE)

               d) Newbury Insurance Company, Limited (Bermuda)

AK.  GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i)   MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii)  Cova Life Management Company (DE)

                    (1) Cova Life Administration Services Company (IL)

                         d) General Life Insurance Company (TX)

                         e) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

     (1) Reinsurance Company of Missouri Incorporated (MO)

          (a) RGA Reinsurance Company (MO)

               (i) Fairfield Management Group, Inc. (MO)

               1. Reinsurance Partners, Inc. (MO)

               2. Great Rivers Reinsurance Management, Inc. (MO)

               3. RGA (U.K.) Underwriting Agency Limited (United Kingdom)

     (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

     (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

     (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

          (a) RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

     (5) RGA International Ltd. (CBCA) (Canada)

          (a)  RGA Canada Management Inc. (CBCA) Canada)

               (i)  RGA Life Reinsurance Company of Canada Limited (CBCA)
                    (Canada)

     (6) RGA Holdings Limited (United Kingdom)

          (a) RGA UK Services Limited (United Kingdom)

          (b) RGA Capital Limited U.K. (United Kingdom)

          (c) RGA Reinsurance (UK) Limited (United Kingdom)

     (7) RGA South African Holdings (Pty) Ltd. (South Africa)

          (a) RGA Reinsurance Company of South Africa Limited (South Africa)

     (8) RGA Australian Holdings Pty Limited (Australia)

          (a) RGA Reinsurance Company of Australia Limited (Australia)

     (9) General American Argentina Seguros de Vida, S.A. (Argentina)

     (10) RGA Argentina, S.A. (Argentina)

     (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

     (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

     (13) RGA Sigma Reinsurance SPC (Cayman Islands)

     (14) RGA International Co. (Nova Scotia)

          (a) RGA Financial Products Limited (Canada)

               f)   GenAm Holding Company (DE)

                    i)   Krisman, Inc. (MO)

                    ii) Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                    iii) White Oak Royalty Company (OK)

                    iv)  GM Marketing Incorporated (MO)

               g)   John S. McSwaney & Associates, Inc. (ND)

               h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

     5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Alabama, Inc. (AL)

          b) WSS Insurance Agency of Massachusetts, Inc. (MA)

          c) WSS Insurance Agency of Nevada, Inc. (NV)

          d) WSS Insurance Agency of Ohio, Inc. (OH)

          e) WSS Insurance Agency of Texas, Inc. (TX)

          f) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AL. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

AM.  MetLife (India) Private Ltd. (India)

AN.  Tossle Company (Cayman Islands)

AO.  MetDent, Inc. (DE)

AP.  334 Madison Avenue BTP-D Investor, LLC (DE)

AQ.  334 Madison Avenue BTP-E Investor, LLC (DE)

AR.  MetLife Holdings, Inc. (DE)

     1) MetLife Credit Corp. (DE)

     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following:
     Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 25.  Indemnification.

   (a) Maryland Law and By-Laws.

   The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

   Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   (b) Distribution Agreement.

   Under the distribution agreement between the Registrant and Metropolitan Life, Metropolitan Life agreed to indemnify and hold harmless any officer or director (or any former officer or director) or any controlling person of the Registrant from damages and expenses arising out of actual or alleged misrepresentations or omissions to state material facts on the part of Metropolitan Life or persons for whom it is responsible or the negligence of any such persons in rendering services under the agreement.

   (c) Undertaking.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   (d) Insurance.

   The Registrant's directors are indemnified by Metropolitan Life in the same manner and to the same extent as Metropolitan Life's directors. In addition thereto, Metropolitan Life has purchased an Investment Counselors Errors and Omissions Policy to insure the Registrant's directors and officers.

Item 26.  Business and other Connections of Investment Manager.


   (a) MetLife Advisers, LLC, is the adviser of the Registrant. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of MetLife Advisers, LLC during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by MetLife Advisers, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-47459).







   (b) Sub-Investment managers of the Metropolitan Series Fund.


1. The business of State Street Research since December 31, 1983 is summarized under "Management of the Fund", in the prospectus constituting Part A of this Registration Statement, which summarization is incorporated herein by reference.


The list of each director and certain officers of State Street Research indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by State Street Research pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-18538).



2. The list of each director and certain officers of Deutsche Investment Management Americas Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Deutsche Investment Management Americas Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-252).



3. The list of each director and certain officers of Janus indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Janus pursuant to the Investment Advisers Act of 1940 (File No. 801-13991).


4. The list of each director and certain officers of T. Rowe Price indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by T. Rowe Price pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).




5. The list of each director and certain officers of Metropolitan Life Insurance Company indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Metropolitan Life Insurance Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13613).

6. The list of each director and certain officers of Harris indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Harris pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-50333).


7. The list of each director and certain officers of Neuberger Berman indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Neuberger Berman Management Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).

8. The list of each director and certain officers of Putnam indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Putnam Investment Management, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-7974).

9. The list of each director and certain officers of Franklin Templeton Investments indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Franklin Templeton Investments pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-26292).

Item 27.  Principal Underwriters.

   Not applicable

Item 28.  Location of Accounts and Records.


   Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant, of State Street Research & Management Company of Boston, Massachusetts, Putnam Investment Management, LLC of Boston, Massachusetts, Janus Capital Management, LLC of Denver, Colorado, T. Rowe Price Associates, Inc. of Baltimore, Maryland, Deutsche Investment Management Americas Inc. of New York, New York, Neuberger Berman Management Incorporated, of New York, New York, Harris Associates L.P. of Boston, Massachusetts and State Street Bank and Trust Company of Boston, Massachusetts. The address of each is set forth on the back cover of the prospectus forming Part A of this Registration Statement and is incorporated herein by reference. Certain records are maintained at the Registrant's offices at 501 Boylston Street, Boston, Massachusetts 02116 and at 334 Madison Avenues, Convent Station, New Jersey 07961.


Item 29.  Management Services.

   None.

Item 30.  Undertakings.

   Not applicable.

                                  SIGNATURES




   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Boston and The Commonwealth of Massachusetts on the 12th day of April, 2002, and the Fund hereby certifies that the amendment meets all the requirements for effectiveness under Section (b) of Rule 485 under the Securities Act of 1933.


                                          METROPOLITAN SERIES FUND, INC.
                                                      (Registrant)


                                                    /s/  ANNE M. GOGGIN

                                          By: . . . . . . . . . . . . . . . .

                                                       Anne M. Goggin


                                                         President


   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                         Signature                             Date
                         ---------                             ----
                    /s/  ANNE M. GOGGIN                   April 12, 2002
              . . . . . . . . . . . . . .
                      Anne M. Goggin
           President and Chief Executive Officer
               (Principal Executive Officer)

                             *
              . . . . . . . . . . . . . .
                      Steve A. Garban
                         Director

                             *
              . . . . . . . . . . . . . .
                       Linda Strumpf
                         Director

                             *
              . . . . . . . . . . . . . .
                      Dean O. Morton
                         Director

                             *
              . . . . . . . . . . . . . . .
                  Michael S. Scott Morton
                         Director

                             *
              . . . . . . . . . . . . . .
                    Arthur G. Typermass
                         Director

                    /s/  PETER H. DUFFY                   April 12, 2002
              . . . . . . . . . . . . . . .
                      Peter H. Duffy
            Treasurer (Principal Financial and
                    Accounting Officer)

                 *BY:   /S/  THOMAS M. LENZ               April 12, 2002
                . . . . . . . . . . . . . . .
                      Thomas M. Lenz
                     Attorney-in-Fact